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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                               ----------------

                           SCHEDULE 14A INFORMATION

               Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934

                Filed by the Registrant [X]

                Filed by a Party other than the Registrant [_]

                Check the appropriate box:
                     [_] Preliminary Proxy Statement
                     [_] Confidential, for Use of the Commission Only(as
                        permitted by Rule 14a-6(e)(2))
                     [X] Definitive Proxy Statement
                     [_] Definitive Additional Materials
                     [_] Soliciting Material Pursuant to Rule 14a-11(c) orRule
                        14a-12
                                SONOSITE, INC.
             -----------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

             -----------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

  [X]No Fee Required

  [_]Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11

                           CALCULATION OF FILING FEE
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
                           Per unit price
                              or other
 Title of                    underlying
each class     Aggregate      value of
    of         number of    transaction     Proposed
securities   securities to    computed      maximum
 to which        which      pursuant to    aggregate
transaction   transaction   Exchange Act    value of
 applies:      applies:      Rule 0-11:   transaction: Total Fee Paid
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

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  [_]Fee paid previously with preliminary materials.

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  [_]Check box if any part of the fee is offset as provided by Exchange Act
     Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
  (1)Amount Previously Paid: _________________________________________________
  (2)Form, Schedule, or Registration Statement no.:___________________________
  (3)Filing Party:____________________________________________________________
  (4)Date Filed:______________________________________________________________

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

                               [SONOSITE LOGO]

April 6, 1999

Dear Shareholder:

  You are cordially invited to attend the 1999 Annual Meeting of Shareholders (the "Annual Meeting") of SonoSite, Inc. ("SonoSite"), which will be held on Thursday, May 6, 1999, at 9:00 a.m., local time, at the Woodmark Hotel, located at 1200 Carillon Point, Kirkland, Washington.

  At the Annual Meeting, you will be asked to consider and vote upon a proposal to amend SonoSite's Amended and Restated 1998 Option, Stock Appreciation Right, Restricted Stock, Stock Grant and Performance Unit Plan (the "1998 Plan") and to elect eight directors to SonoSite's Board of Directors.

  SONOSITE'S BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE AMENDMENT TO THE 1998 PLAN AND "FOR" THE ELECTION OF THE NOMINEES FOR DIRECTOR.

  You should read carefully the accompanying Notice of Annual Meeting of Shareholders and the Proxy Statement for additional related information.

  Whether or not you plan to attend the Annual Meeting, please complete, sign and date the enclosed proxy card and return it promptly in the enclosed postage-prepaid envelope. Your stock will be voted in accordance with the instructions you have given in your proxy. If you attend the Annual Meeting, you may vote in person if you wish, even though you previously have returned your proxy card. Your prompt cooperation will be greatly appreciated.

                                          Sincerely,

                                          /s/ Kevin M. Goodwin

                                          Kevin M. Goodwin
                                          President and Chief Executive
                                           Officer

        PLEASE COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD.

                               [SONOSITE LOGO]

                                SONOSITE, INC.

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                       TO BE HELD THURSDAY, MAY 6, 1999

  NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of SonoSite, Inc., a Washington corporation ("SonoSite"), will be held at the Woodmark Hotel, located at 1200 Carillon Point, Kirkland, Washington, at 9:00 a.m., local time, on Thursday, May 6, 1999 for the following purposes:

  (1) To consider and vote upon a proposal to amend SonoSite's Amended and Restated 1998 Option, Stock Appreciation Right, Restricted Stock, Stock Grant and Performance Unit Plan (the "1998 Plan") to (a) increase the number of shares of SonoSite common stock, par value $.01 per share (the "Common Stock"), issuable under the 1998 Plan, (b) limit the number of shares of Common Stock that may be granted to any individual in the aggregate in any one fiscal year and (c) include directors of SonoSite as eligible participants under the 1998 Plan.

  (2)  To elect eight directors of SonoSite.

  (3) To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

  The Board of Directors has fixed the close of business on March 10, 1999 as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting.

  All shareholders are cordially invited to attend the Annual Meeting in person.

  To ensure representation at the Annual Meeting, shareholders are urged to mark, sign, date and return the enclosed Proxy as promptly as possible, even if they plan to attend the Annual Meeting. A return envelope, which requires no postage if mailed in the United States, is enclosed for this purpose. Any shareholder attending the Annual Meeting may vote in person, even if the shareholder has returned a Proxy, if the Proxy is revoked in the manner set forth in the accompanying Proxy Statement.

                                          By order of the Board of Directors

                                          /s/ Donald F. (Guy) Seaton III

                                          Donald F. (Guy) Seaton III
                                          Chief Financial Officer and
                                           Secretary
Bothell, Washington
April 6, 1999

                                SONOSITE, INC.

                                PROXY STATEMENT

                INFORMATION CONCERNING SOLICITATION AND VOTING

General

  This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of SonoSite, Inc. ("SonoSite" or the "Company") of proxies for use at the Annual Meeting of Shareholders (the "Annual Meeting") to be held at the Woodmark Hotel, located at 1200 Carillon Point, Kirkland, Washington, at 9:00 a.m., local time, on Thursday, May 6, 1999, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. The principal executive offices of SonoSite are located at 19807 North Creek Parkway, Suite 200, Bothell, Washington 98011-8214. It is expected that this Proxy Statement and accompanying form of proxy will be mailed to shareholders on or about April 6, 1999.

Record Date and Outstanding Shares

  Holders of record of SonoSite's common stock (the "Common Stock") at the close of business on March 10, 1999 are entitled to notice of and to vote at the Annual Meeting. On that date there were 4,872,484 shares of Common Stock outstanding. The number of shareholders of record of the Common Stock at March 10, 1999, was 5,609. This figure does not include the number of shareholders whose shares are held of record by a broker or clearing agency, but does include each such brokerage house or clearing agency as one holder of record.

Revocability of Proxies

  Shares represented at the Annual Meeting by properly executed proxies in the accompanying form will be voted at the Annual Meeting and, where the shareholder giving the proxy specifies a choice, the proxy will be voted in accordance with the specification so made. A proxy given for use at the Annual Meeting may be revoked by the shareholder giving the proxy at any time prior to the exercise of the powers conferred thereby. A proxy may be revoked either by (1) filing with the Secretary of SonoSite prior to the Annual Meeting, at SonoSite's principal executive offices, either a written revocation or a duly executed proxy bearing a later date or (2) attending the Annual Meeting and voting in person, regardless of whether a proxy has previously been given. Presence at the Annual Meeting will not revoke the shareholder's proxy unless such shareholder votes in person.

Quorum and Voting

  Holders of Common Stock will be entitled to one vote per share. Holders of Common Stock are not entitled to cumulative voting rights in the election of directors. Action may be taken on a matter submitted to shareholders at the Annual Meeting only if a quorum exists. One third of the outstanding shares of Common Stock entitled to vote, present in person or represented by proxy, constitutes a quorum at a meeting of the shareholders.

  Under applicable law and SonoSite's Restated Articles of Incorporation and Bylaws, if a quorum is present at the Annual Meeting: (1) the eight nominees for election of directors who receive the greatest number of votes cast for the election of directors by shares present in person or represented by proxy and entitled to vote shall be elected director and (2) the proposed amendments to SonoSite's 1998 Option, Restricted Stock, Stock Grant, Stock Appreciation Right and Performance Unit Plan for employees and consultants of SonoSite (the "1998 Plan") will be approved if the number of votes cast in favor of such proposals exceeds the number of votes cast against them. Abstentions from voting will have no effect on the proposals to amend the 1998 Plan and to elect the directors since they will not represent votes cast at the Annual Meeting for the purpose of voting on such proposals.

  Brokers who hold shares for the accounts of their clients may vote such shares either as directed by their clients or in their own discretion if permitted by the stock exchange or other organization of which they are members. Members of the New York Stock Exchange are permitted to vote their clients' proxies in their own discretion as to the election of directors if their clients have not furnished voting instructions within ten days of the meeting. Under the exchange rules, certain matters other than the election of directors are "non-discretionary" and brokers who have received no instructions from their clients do not have discretion to vote on those items. When brokers vote proxies on some but not all of the proposals at a meeting, the missing votes are referred to as "broker non-votes." Broker non-votes are included in determining the presence of a quorum at the meeting, but they are not considered "shares present" for voting purposes and have no impact on the outcome of such proposals, other than to reduce the number of favorable votes necessary to approve the proposal. Brokers do have discretion to vote on Proposals 1 and 2 and, accordingly, there will be no broker non-votes on these proposals.

Solicitation of Proxies

  Proxies will be solicited by certain of SonoSite's directors, officers and regular employees, without payment of any additional compensation to them. Proxies will be solicited by personal interview, mail and telephone. Any costs relating to such solicitation of proxies will be borne by SonoSite. In addition, SonoSite may reimburse brokerage firms and other persons representing beneficial owners of shares of Common Stock for their expenses in forwarding solicitation materials to such beneficial owners.

                    PROPOSAL 1: AMENDMENT OF THE 1998 PLAN

Proposed Amendments

  The Board recommends the approval of three amendments to the 1998 Plan (the "Amendments") (1) to increase the number of shares of Common Stock issuable under the 1998 Plan by 500,000 from 1,000,000 to 1,500,000 shares, (2) to limit the number of shares of Common Stock that may be made subject to awards under the 1998 Plan to any individual in the aggregate in any one fiscal year to 250,000 shares, such limitation to be applied in a manner consistent with the requirements of, and only to the extent required for compliance with, the exclusion from the limitation on deductibility of compensation under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), and (3) to include directors of SonoSite as eligible participants under the 1998 Plan. On February 24, 1999, the Board unanimously approved the Amendments subject to approval of the Amendments by SonoSite's shareholders at the Annual Meeting. The following summary of the amended 1998 Plan and its federal income tax consequences are qualified in their entirety by reference to the complete text of the 1998 Plan, which is attached as Appendix A.

  The Board believes that the Amendments are necessary to (1) attract and retain the services of experienced and knowledgeable employees in a competitive medical device industry where its competitors utilize various stock option and equity participation plans to attract such individuals, (2) ensure that any compensation expense that results from the exercise of any options is deductible by the Company, and (3) reduce the number of stock option plans the Company is required to administer. The principal features of the 1998 Plan are described below.

  THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR APPROVAL OF THE AMENDMENTS TO THE 1998 PLAN.

Description of the 1998 Plan

  The purpose of the 1998 Plan is to enhance the long-term shareholder value of the Company by offering opportunities to selected persons to participate in the Company's growth and success, and to encourage them to remain in the service of the Company and its subsidiaries and to acquire and maintain stock ownership in the Company.

  The 1998 Plan combines the features of a stock option plan, a stock appreciation rights plan, a restricted stock plan, a stock grant plan and a performance unit plan. It is a long-term incentive compensation plan and is designed to provide a competitive and balanced incentive and reward program for the employees and selected consultants of SonoSite. While stock options, stock appreciation rights and restricted stock awards reward participants for appreciation in the market price of SonoSite Common Stock from the date of grant to the date of exercise or maturity, the performance unit element is designed to motivate employees and reward them for achievement of specified significant measures of performance over extended periods of time.

  The provisions of the 1998 Plan do not require that stock options, stock appreciation rights, stock grants, restricted stock and performance units be granted simultaneously to all eligible employees. Awards under the 1998 Plan may be granted individually, from time to time, as the Compensation Committee determines.

  There are reserved for issuance upon the exercise of options, for the issuance of restricted stock and stock grant awards and for issuance upon the payment of performance units and stock appreciation rights under the 1998 Plan 1,500,000 shares of SonoSite Common Stock, of which no more than one-third may be issued as restricted stock awards and stock grants under the 1998 Plan.

  Eligibility to Receive Awards. Employees, directors, consultants and independent contractors of SonoSite selected by SonoSite's Compensation Committee are eligible to receive awards of options, stock grants, stock appreciation rights, restricted stock grants and/or performance units under the 1998 Plan.

  Terms and Conditions of Stock Option Grants. The Compensation Committee is authorized under the 1998 Plan, in its discretion, to issue options under the 1998 Plan as "Incentive Stock Options" (as defined in Section 422 of the Code) or as "Nonqualified Stock Options" (defined in the 1998 Plan as being all other options granted thereunder). The option price for each option granted under the 1998 Plan will be not less than 100% of the fair market value of the SonoSite Common Stock on the date of grant, except that, with respect to any Nonqualified Stock Option, the option price may equal the average daily fair market value of the SonoSite Common Stock calculated over any continuous period of trading days beginning and ending no more than 30 business days before or after the granting date of such option. For purposes of the 1998 Plan, "fair market value" means the average of the high and low sales prices of the SonoSite Common Stock for the period in question as quoted on The Nasdaq Stock Market.

  Upon exercise, the option price is to be paid in full in cash or, to the extent permitted by the Compensation Committee, in SonoSite Common Stock owned by the optionee for at least three months and having a market value on the date of exercise equal to the aggregate option price, or in a combination of cash and stock. The option price may also be paid by delivery of a properly executed exercise notice, together with irrevocable instructions to a broker designated by SonoSite to promptly deliver the exercise price to SonoSite. The option price under each option will remain constant during the life of such option, regardless of changes in the market value of the SonoSite Common Stock. No cash consideration will be paid to SonoSite by optionees for the granting of any option. The optionee must pay to SonoSite applicable withholding taxes upon exercise of the option as a condition to receiving the share certificates. The withholding tax may be paid in cash or by the withholding or delivery of SonoSite Common Stock.

  Each option has a term of not more than 10 years from the date of grant, and may be exercisable in installments as prescribed by the Compensation Committee in the option grant, but no option can be exercisable prior to the first anniversary of the date of grant except in the case of the death of an optionee during employment or except as the Compensation Committee otherwise determines. It is the present intention of the Compensation Committee that both Nonqualified Stock Options and Incentive Stock Options granted to employees under the 1998 Plan become exercisable in annual installments of 25% of the number of shares initially granted, commencing on the first anniversary of the grant date, with such installments to be cumulative and not exercisable prior thereto, except as described below.

  If the employment of an optionee is terminated for cause or other than by reason of death, normal or early retirement or disability, the optionee may exercise the option at any time within the 30-day period immediately following the date of such termination (but not after the expiration date of the option), to the extent of the number of shares purchasable at the date of termination of employment.

  In the event of the termination of the employment of an optionee because of normal retirement or disability, the optionee may exercise such option at any time prior to expiration of the option, to the extent of the remaining shares covered by such option, whether or not such shares had become purchasable by the optionee at the date of termination of employment. In the event of the termination of the employment of an optionee because of early retirement, the optionee may exercise such option at any time prior to expiration of the option, to the extent of the remaining shares covered by such option, at such time or times as such option becomes purchasable by the optionee in accordance with its terms. In the event of the death of an optionee while the optionee is employed by SonoSite or any of its subsidiaries or while such option is otherwise outstanding, the option may be exercised by an optionee's beneficiary or legal representative at any time within a period of one year after the optionee's death, but not after the expiration of the option, to the extent of the remaining shares covered by his or her option, whether or not such shares had become purchasable by the optionee at the date of the optionee's death. In the event of the death of an optionee during the one-year period following the termination of the optionee's employment or following termination of employment by reason of normal or early retirement or disability, such option (unless such termination is for cause) may be exercised by the optionee's beneficiary or legal representative, but only to the extent of the number of shares purchasable by the optionee pursuant to the provisions of his or her option at the date of termination of the optionee's employment during the following time periods: (1) if the optionee's death was within one year of his termination of employment due to any reason other than retirement or disability, then during the remainder of such one year period or disability; or (2) if the termination was by reason of normal or early retirement or disability, then at any time prior to the expiration date of the option.

  Notwithstanding the foregoing provisions, but subject to the provisions of the next paragraph, the Compensation Committee may determine, in its sole discretion, in the case of any termination of employment that (1) the optionee may exercise such option to the extent of the remaining shares covered thereby whether or not such shares had become purchasable by the optionee at the date of termination of his or her employment and (2) such option may be exercised at any time prior to the expiration of the original term of the option.

  In the event that an optionee does not remain in the employ of SonoSite or of one of its subsidiaries and the termination of the optionee's service is for cause, the option will automatically terminate on the date of first notification to the optionee of such termination unless the Compensation Committee otherwise determines.

  The 1998 Plan also provides that, if the option grant so states, upon notification of an intention to exercise a Nonqualified Stock Option, either in whole or in part, the Compensation Committee may require the optionee to surrender the option for cancellation, in lieu of exercising it, and receive in exchange for such surrender a payment in cash and/or shares equal to the difference between the option price of the shares covered by the option surrendered for cancellation and the fair market value of such shares on the date on which the optionee's notice of exercise is received by SonoSite.

  Stock Appreciation Rights. Under the 1998 Plan the Compensation Committee is authorized to grant stock appreciation rights ("SARs") to eligible employees, directors, consultants and independent contractors of SonoSite. A SAR is an incentive award that permits the holder to receive (per share covered thereby) an amount equal to the amount by which the fair market value of a share of SonoSite Common Stock on the date of exercise exceeds the fair market value of such share on the date the SAR was granted (the "base price").

  The Compensation Committee may grant a SAR separately or in tandem with a related option and may grant both "general" and "limited" SARS. A general SAR granted in tandem with a related option will generally have the same terms and provisions as the related option with respect to exercisability, and the base price of such a SAR will generally be equal to the option price under the related option. Upon the exercise of a tandem SAR the related option will be deemed to be exercised for all purposes of the 1998 Plan and vice versa.

  A general SAR granted separately and not in tandem with any option will have such terms as the Compensation Committee may determine, subject to the provisions of the 1998 Plan. Under the 1998 Plan the base price of a stand-alone SAR may not be less than the fair market value of the SonoSite Common Stock determined as in the case of a Nonqualified Stock Option; the term of a stand-alone SAR may not be greater than 10 years from the date it was granted.

  A limited SAR may be exercised only during the 90 days immediately following a Change in Control (as defined below). For the purpose of determining the amount payable upon exercise of a limited SAR, the fair market value of a share of SonoSite Common Stock will be equal to the higher of (x) the highest fair market value of the SonoSite Common Stock during the 90-day period ending on the date the limited SAR is exercised, determined as in the case of an option, or (y) whichever of the following is applicable:

  (i) the highest per share price paid in any tender or exchange offer which is in effect at any time during the 90 days preceding the exercise of the limited right;

  (ii) the fixed or formula price for the acquisition of shares of SonoSite Common Stock in a merger or similar agreement approved by the shareholders or Board of Directors, if such price is determinable on the date of exercise; and

  (iii) the highest price per share paid to any shareholder of SonoSite in a transaction or group of transactions giving rise to the exercisability of the limited right.

  General SARs granted in tandem with a related option are payable in cash, SonoSite Common Stock or any combination thereof as determined in the sole discretion of the Compensation Committee. Limited SARs are payable only in cash. General stand-alone SARs are also payable only in cash, unless the Compensation Committee provides otherwise at the time of grant.

  Unless otherwise provided by the Compensation Committee at the time of grant, the provisions of the 1998 Plan relating to the termination of employment of a holder of a stock option will apply equally, to the extent applicable, to the holder of a SAR.

  Restricted Stock Awards. The Compensation Committee is authorized under the 1998 Plan to issue shares of SonoSite Common Stock to eligible employees, directors, consultants and independent contractors of SonoSite, such shares to be restricted as hereinafter described. The consideration received for such shares by SonoSite is the payment in cash of an amount equal to the par value thereof and past services of the participant. The recipient of restricted stock will be recorded as a shareholder of SonoSite and will have, subject to the restrictions described below, all the rights of a shareholder with respect to such shares and will receive all dividends or other distributions made or paid with respect to such shares; provided that the shares themselves and any new, additional or different shares or securities which the recipient may be entitled to receive with respect to such shares by virtue of a stock split or stock dividend or any other change in the corporate or capital structure of SonoSite will be subject to the restrictions described below.

  During a period of months following the date of grant, as determined by the Compensation Committee, which will in no event be less than six months (the "Restricted Period"), the restricted stock may not be sold, assigned, transferred, pledged, hypothecated or otherwise encumbered or disposed of by the recipient, except in the event of death or the transfer of the restricted stock to SonoSite upon termination of the holder's employment. In the event of the normal retirement or death of the recipient during the Restricted Period, the restrictions on the shares will immediately lapse. In the event of the early retirement of the recipient during the Restricted Period, the restrictions on the shares will continue until they lapse in accordance with the terms of the grant. If the employment of the recipient by SonoSite terminates during the Restricted Period for any reason other than the retirement or death of the employee, the shares of restricted stock held by the employee will be forfeited to SonoSite and the employee must immediately transfer and return the certificates for the restricted stock, if any have been issued to the employee, to SonoSite.

  Stock Grant Awards. The 1998 Plan authorizes the Compensation Committee to issue shares of SonoSite Common Stock to nonofficer employees of SonoSite. The consideration received for such shares by SonoSite is the payment in cash of an amount equal to the par value thereof and past services. Each recipient of a stock grant may receive a cash award at the time of grant in an amount sufficient to offset the recipient's estimated tax liabilities arising from the grant.

 Performance Unit Awards. Performance units awarded under the 1998 Plan will have a base value, expressed in dollars, determined by the Compensation Committee on the day on which the award is granted which generally will be the fair market value of the SonoSite Common Stock on such day. This value is the "unit base value." The actual amount paid to the employee, consultant or independent contractor, as the case may be, by SonoSite when the award matures at the end of the award cycle will depend on the achievement of cumulative performance measures. These measures will be determined by the Compensation Committee at the time the award is made and may include, but are not limited to, cumulative targets with respect to earnings per share or pretax profits, return on shareholders' equity, asset management, cash flow or return on capital employed of SonoSite and/or one of its subsidiaries, divisions or departments. The Compensation Committee will also determine the length of the award cycle (which may not be less than three years), a payment schedule and whether the payment will be made in cash, SonoSite Common Stock or a combination of cash and SonoSite Common Stock. The payment schedule will provide a range of percentages of the unit base value which will be payable to the participant in the event that cumulative targets, of varying amounts, are achieved.

  In instances where performance measures are not achieved, no award will be payable. The SonoSite Compensation Committee has discretion under the 1998 Plan to apply performance measures on an absolute basis or relative to industry indices and conclusively determine whether the measures have been achieved, as well as to revise the payment schedules and performance measure formerly determined by it if, in its judgment, significant economic or other changes have occurred which were not foreseeable by the Committee when it set the initial measures.

  A performance unit award will terminate if the participant does not remain in the employ of SonoSite during the award cycle, except as the Compensation Committee otherwise determines, and except in the case of death, normal or early retirement or disability occurring after the first anniversary of the date of grant of the award, in which event, if the performance measure is met, a pro rata portion of the award will be paid based on the elapsed time of the award cycle prior to death, retirement or disability.

  No payment of a performance unit award will be made prior to the end of an award cycle, except as the Compensation Committee otherwise determines and except in the case of death, in which event the participant's beneficiary or legal representative may elect, subject to the approval of the Compensation Committee, to have the participant's pro rata portion of the award paid at the end of the year in which death occurred.

  Transferability. The recipient's rights to the options, SARS, restricted stock and performance units may not be assigned or transferred except by will or the applicable laws of descent or distribution or to a designated beneficiary.

  Capital Adjustments. In the event of any changes in the outstanding stock of SonoSite by reason of stock dividends, stock splits, recapitalizations, mergers, consolidations, combinations or exchanges of shares, split-ups, split-offs, spin-offs, liquidations or other similar changes in capitalization, or any distribution to shareholders other than cash dividends, the Compensation Committee in its sole discretion may make any adjustments it determines to be appropriate in the outstanding options, stock appreciation rights, restricted shares or performance units granted under the 1998 Plan and in the total number and class of shares as to which awards may be made under the 1998 Plan.

  Change in Control. Under the 1998 Plan, upon a Change in Control, each outstanding option and SAR will automatically become exercisable in full for the total remaining number of shares covered thereby. In addition, during the 90-day period following a Change in Control an optionee may choose to receive cash equal to the difference between the exercise price of the option and the fair market value of a share of SonoSite Common Stock determined as described above for a limited SAR (except for optionees with related SARs and, in the case of a Director, any Director who received an option without related SARs and during the 6 month period prior to the Change in Control), in lieu of exercising the option and paying the option price. Also, all restrictions on shares of restricted stock will lapse upon a Change in Control, and performance units will be paid (unless the optionee has previously had his or her benefits under this 1998 Plan deferred (in which case this payment is also deferred)) pro rata to the date of a Change in Control and all amounts otherwise deferred by SonoSite and any employee in connection with performance units will be distributed. A Change in Control is defined in the 1998 Plan as (1) a change in the Board of Directors such that a majority of the seats on the Board are occupied by individuals who were neither nominated by a majority of the Incumbent Directors (as defined below) of SonoSite then in office nor appointed by directors so nominated, (2) the acquisition by any person (other than SonoSite or a SonoSite employee benefit plan) of, in the case of transactions not approved by a majority of the directors of SonoSite who were either nominated by a majority of the directors of SonoSite then in office or appointed by directors so nominated ("Incumbent Directors"), 20% or more of the combined general voting power of the SonoSite Common Stock and any other voting securities of SonoSite and, in the case of other transactions, 33% or more of such combined voting power, or (3) the approval by the shareholders of SonoSite of a complete liquidation or dissolution of SonoSite or a merger, consolidation or sale of substantially all of the assets of SonoSite (collectively, a "Business Combination"), other than a Business Combination in which all or substantially all of the shareholders of SonoSite receive 60% or more of the stock of the corporation resulting from the Business Combination in substantially the same proportions as their ownership before the Business Combination, no holder has more than 33% of the combined voting power of the capital stock of the resulting corporation and at least a majority of the board of directors of the resulting corporation are Incumbent Directors.

  Administration. The Compensation Committee will be authorized to administer the 1998 Plan and will consist of at least two members of the Board who have not been eligible to receive awards under the 1998 Plan or any other discretionary plans of SonoSite or its affiliates for one year prior to their service on the Compensation Committee.

  Amendment and Termination. The 1998 Plan may be terminated, modified or amended by the shareholders of SonoSite. The Board of Directors may also terminate the 1998 Plan, or modify or amend it in certain respects as set forth in the 1998 Plan. No options or awards may be granted under the 1998 Plan after April 6, 2008.

  Federal Income Tax Consequences--Option Plans. The Federal income tax consequences to SonoSite and to any person granted an award under the 1998 Plan under the existing applicable provisions of the Code and the regulations thereunder, are substantially as follows.

  Under present law and regulations, no income will be recognized by a participant upon the grant of stock options, SARS, restricted stock (except as described below) or performance units.

  On the exercise of a Nonqualified Stock Option, the optionee will recognize taxable ordinary income in an amount equal to the excess of the fair market value of the shares acquired over the option price. Upon a later sale of those shares, the optionee will have short-term, mid-term or long-term capital gain or loss, as the case may be, in an amount equal to the difference between the amount realized on such sale and the tax basis of the shares sold. If payment of the option price is made entirely in cash, the tax basis of the shares will be equal to their fair market value on the date of exercise (but not less than the option price), and their holding period will begin on the day after the exercise date.

  If the optionee uses previously owned shares to exercise an option in whole or in part the transaction will not be considered to be a taxable disposition of the previously owned shares. The optionee's tax basis and holding period of the previously owned shares will be carried over to the equivalent number of shares received on exercise. The tax basis of the additional shares received upon exercise will be the fair market value of the shares on the date of exercise (but not less than the amount of cash, if any, used in payment), and the holding period for such additional shares will begin on the day after the exercise date.

  The same rules apply to an Incentive Stock Option which is exercised more than three months after the optionee's termination of employment (or more than 12 months thereafter in the case of permanent and total disability as defined in the Code).

  On the exercise of an Incentive Stock Option during employment or within three months after the employee's termination of employment (12 months in the case of permanent and total disability as defined in the Code), for regular tax purposes the optionee will recognize no income at the time of exercise (although the employee will have income for alternative minimum income tax purposes at that time as if the option were a Nonqualified Stock Option) and no deduction will be allowed to SonoSite for Federal income tax purposes in connection with the grant or exercise of the option. If the acquired shares are sold or exchanged after the later of (1) one year from the date of exercise of the option, or (2) two years from the date of grant of the option (the "Holding Period"), the difference between the amount realized by the holder on that sale or exchange and the option price will be taxed to the holder as a capital gain or loss. If the shares are disposed of before the Holding Period requirements are satisfied, then the holder will recognize taxable ordinary income in the year of disposition in an amount equal to the excess, on the date of exercise of the option, of the fair market value of the shares received over the option price paid (or generally, if less, the excess of the amount realized on the sale of the shares over the option price), and the holder will have capital gain or loss, long-term or short-term as the case may be, in an amount equal to the difference between (1) the amount realized by the holder upon that disposition of the shares and (2) the option price paid by the holder increased by the amount of ordinary income, if any, so recognized by the holder. If an optionee uses shares acquired pursuant to the exercise of an Incentive Stock Option to exercise an Incentive Stock Option before the Holding Period requirements are satisfied, the optionee will recognize ordinary income as discussed above, but any further gain realized upon such exercise will not be recognized until the newly acquired stock is disposed of.

  Upon the receipt of restricted stock, the employee will generally recognize taxable ordinary income when the shares cease to be subject to restrictions under the 1998 Plan equal to the excess of the fair market value of the shares at that time over the amount, if any, paid for such shares. However, within 30 days after the date the shares are received, the employee may elect under
Section 83(b) of the Code to recognize taxable ordinary income at the time of transfer in an amount equal to the excess of the fair market value of the shares at such time over the amount, if any, paid for such shares. In that case no additional income will be recognized by the employee upon the lapse of restrictions on the shares, but, if the shares are subsequently forfeited, the employee may not deduct the income recognized at the time of receipt of the shares and the employee will have a capital loss equal to the amount, if any, paid for such shares. The recipient's holding period for the shares will begin at the time taxable income is recognized under these rules, and the tax basis in the shares will be the amount of ordinary income so recognized plus the amount, if any, paid for the shares. Any dividends received on the restricted shares prior to the date the employee recognizes income as described above will be taxable compensation income when received.

  Upon payment to a participant in settlement of a stock option or pursuant to the exercise of SARs or pursuant to a performance unit award the participant will recognize taxable ordinary income in an amount equal to the cash and the fair market value of SonoSite Common Stock received. Upon the issuance of a stock bonus award the recipient will recognize taxable ordinary income in an amount equal to the fair market value of the SonoSite Common Stock received and the amount of any tax offset cash award made together with the issuance of such stock.

  Special rules apply to a Director or officer subject to liability under
Section 16(b) of the Securities and Exchange Act.

  In all the foregoing cases SonoSite may be entitled to a deduction at the same time and in the same amount as the optionee recognizes ordinary income, provided the amount of such ordinary income, when added to the optionee's other compensation is reasonable and is otherwise deductible under the Code.

                       PROPOSAL 2: ELECTION OF DIRECTORS

  At the Annual Meeting, eight directors are to be elected to hold office for a term of one year until 2000, and in each case until his successor shall be elected and shall qualify. The Board of Directors has no reason to believe that any of the nominees listed below will be unable to serve as a director. If, however, any nominee becomes unavailable, the proxies will have discretionary authority to vote for a substitute nominee.

  Unless authority to do so is withheld, the persons named as proxies in the accompanying proxy will vote FOR the election of the nominees listed below.

  The following table sets forth the name and age of each nominee for election as a director, the positions and offices held by the nominee with SonoSite and the period during which the nominee has served as a director of SonoSite.

Nominees

                                     Positions and Offices With       Director
            Name             Age              SonoSite                 Since
            ----             ---     --------------------------       --------
 Kirby L. Cramer............  62 Chairman of the Board of Directors     1998
                                 President, Chief Executive Officer
 Kevin M. Goodwin...........  41 and Director                           1998
 Edward V. Fritzky..........  48 Director                               1998
 Steven R. Goldstein, M.D...  48 Director                               1998
 William G. Parzybok, Jr....  56 Director                               1998
 Jeffrey Pfeffer, Ph.D......  52 Director                               1998
 Dennis A. Sarti, M.D.......  56 Director                               1998
 Jacques Souquet, Ph.D......  51 Director                               1998

  Kirby L. Cramer has served as our Chairman of the Board of Directors since April 1998. Since 1991, Mr. Cramer has served as Chairman Emeritus of Hazleton Laboratories Corporation, a contract biological and chemical research laboratory, which was acquired by Corning Incorporated in 1987. Since 1993 he has also served as Chairman of Northwestern Trust Company. From 1987 to 1991 Mr. Cramer served as Chairman of Hazleton Laboratories Corporation. From 1968 to 1987, Mr. Cramer served as Chief Executive Officer of Hazleton Laboratories Corporation. In addition to the above, Mr. Cramer is a member of the boards of directors of Immunex Corporation, Unilab Corporation, The Commerce Bank of Washington, N.A., Landec Corporation and Ragen Mackenzie Group Incorporated. Mr. Cramer holds a B.A. degree from Northwestern University and an M.B.A. degree from the University of Washington and is a graduate of the Harvard Business School's Advanced Management Program.

  Kevin M. Goodwin has served as our President, Chief Executive Officer and a director since April 1998. From February 1997 to April 1998, Mr. Goodwin served as Vice President and General Manager of ATL Ultrasound, Inc.'s Hand Held Systems Business Group. From August 1991 to February 1997, Mr. Goodwin served as Vice President and General Manager of ATL Ultrasound's businesses in Asia, the Pacific and Latin America. From 1987 to August 1991, Mr. Goodwin served in a variety of sales positions at ATL Ultrasound. From 1980 to 1987, Mr. Goodwin served in various management positions with American Hospital Supply, Picker International and Baxter Healthcare Corporation. Mr. Goodwin holds a degree in business administration from Monmouth College, with an emphasis on hospital management, and attended the Executive Program at the Stanford Graduate School of Business.

  Edward V. Fritzky has served as a director of SonoSite since April 1998. Mr. Fritzky has served as Chairman of the Board and Chief Executive Officer of Immunex Corporation, a biotechnology company, since January 1994. From 1992 to 1994, he served as President of Lederle Laboratories, a division of American Cyanamid Company. Mr. Fritzky was Vice President of Lederle Laboratories from 1989 to 1992. Prior to joining Lederle Laboratories, he was an executive at Searle Pharmaceuticals, Inc., a subsidiary of the Monsanto Company. During his tenure at Searle, Mr. Fritzky was Vice President, Marketing for the United States and later

President and General Manager of Searle Canada, Inc. and Lorex
Pharmaceuticals, a joint venture company. Mr. Fritzky also serves on the board of directors of Geron Corporation, a biopharmaceutical company. Mr. Fritzky holds a B.A. degree from Duquesne University and is a graduate of the Advanced Executive Program at the J.L. Kellogg Graduate School of Management at Northwestern University.

  Steven R. Goldstein, M.D. has served as a director of SonoSite since April 1998. Since 1995, he has served as Professor of Obstetrics and Gynecology at New York University School of Medicine. Since July 1980, Dr. Goldstein has held various positions as a doctor of Obstetrics and Gynecology at New York University Medical Center, serving as Director of Gynecological Ultrasound since 1994, and as Co-director of Bone Densitometry for the Department of Obstetrics and Gynecology since 1997. Dr. Goldstein holds an M.D. degree from New York University School of Medicine and completed his residency in Obstetrics and Gynecology at New York University-affiliated hospitals in 1980.

  William G. Parzybok, Jr. has served as a director of SonoSite since May 1998. From February 1991 to July 1998, Mr. Parzybok was Chairman of the Board and Chief Executive Officer of Fluke Corporation, a manufacturer of electronic test and measurement instruments. From 1988 to 1991, he served as Vice President and General Manager of the Engineering Applications Group of Hewlett-Packard Company, a computer hardware manufacturer. Mr. Parzybok is a director of Penford Corporation and WRQ, Inc. Mr. Parzybok holds B.S. and M.S. degrees from Colorado State University.

  Jeffrey Pfeffer, Ph.D. has served as a director of SonoSite since April 1998. He is the Thomas D. Dee Professor of Organizational Behavior at the Graduate School of Business at Stanford University, where he has been a faculty member since 1979. He has also served on the faculty at the University of Illinois and the University of California at Berkeley, and has served as the Thomas Henry Carroll-Ford Foundation Visiting Professor of Business Administration at Harvard Business School. Dr. Pfeffer is a member of the boards of directors and compensation committees of Portola Packaging, Inc. and Resumix, Inc. Dr. Pfeffer holds B.S. and M.S. degrees from Carnegie Mellon University and a Ph.D. degree from Stanford University.

  Dennis A. Sarti, M.D. has served as a director of SonoSite since July 1998. Since October 1993, Dr. Sarti, a radiologist, has served as Chairman of the Department of Medical Imaging at St. John's Health Center in Santa Monica, California. Since April 1994, he has also served as director of the Technology Steering Committee for St. John's Health Center. From July 1978 to July 1986, Dr. Sarti served as the Director of Diagnostic Ultrasound at the U.C.L.A. School of Medicine. Dr. Sarti holds a B.S. degree from St. Vincent's College and an M.D. degree from the University of Pittsburgh School of Medicine.

  Jacques Souquet, Ph.D. has served as a director of SonoSite since March 1998. Dr. Souquet has served as Chief Technology Officer and Senior Vice President for Product Generation at ATL Ultrasound since June 1993. From March 1989 to June 1993, Dr. Souquet served as Director of Strategic Marketing and Product Planning and Vice President for Product Generation of ATL Ultrasound. He joined ATL Ultrasound in August 1981 as a principal scientist in the cardiology division. Dr. Souquet received a High Engineering Degree from Ecole Superieure d'Electricite of Paris, France, a Ph.D. degree from Orsay University of France in the field of optical memory, and a second Ph.D. degree from Stanford University in the field of new acoustic imaging techniques for medical ultrasound applications and nondestructive testing.

  THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE ELECTION OF THE NOMINEES.

Compensation of Directors

  Directors who are employees of SonoSite do not receive any fee for their services as directors. Directors who are not employees of SonoSite are paid an annual retainer of $16,000 plus $1,000 for each sequence of Board of Directors and committee meetings attended. Any nonemployee director serving as Chairman of the Board is paid an additional $75,000 per year. We also reimburse directors for reasonable expenses they incur in attending meetings of the Board.

  Our Nonemployee Director Stock Option Plan authorizes a total of 125,000 shares of our common stock for stock option grants to nonemployee directors, subject to certain adjustments for reclassifications, reorganizations and similar corporate transactions. The plan is administered by our board, which may amend, terminate or suspend the plan at any time, subject to applicable law. Under this plan, each nonemployee director automatically receives an option to purchase 10,000 shares of our common stock on the date of his or her first SonoSite board meeting. Each nonemployee director thereafter receives an option to purchase 5,000 shares of our common stock on the anniversary date of the initial grant for as long as the director serves on our board. In lieu of these grants, a nonemployee director elected as Chairman of our board will receive, upon his or her initial election to this position, an option to purchase 25,000 shares of our common stock. The Chairman will thereafter automatically receive an option to purchase 10,000 shares of our common stock on the anniversary date of the first Chairman grant as long as the director serves in that position. All options have an exercise price equal to the fair market value of the common stock on the date of grant. Options vest twelve months after the date of grant, assuming a director's continued service on our board during this time. Options expire on the tenth anniversary of the date of grant, subject to earlier termination if a director ceases to be a director. Immediately prior to certain mergers, consolidations, liquidations or similar reorganizations of SonoSite, an option granted under the plan may be exercised in whole or in part, regardless of whether the vesting schedule for the option has been satisfied. Once all of the shares authorized under the Nonemployee Director Stock Option Plan have been granted, all future option grants to directors will be made pursuant to the 1998 Plan, subject to the same terms and conditions as the Nonemployee Director Stock Option Plan.

Information on Committees of the Board of Directors and Meetings

  SonoSite has established a Compensation Committee and an Audit Committee. Each of these Committees is responsible to the full Board of Directors and its activities are therefore subject to approval of the Board. The functions performed by these committees are summarized below.

  Compensation Committee. The Compensation Committee currently consists of Mr. Parzybok (chairman), Dr. Pfeffer and Dr. Sarti. There were three Compensation Committee meetings in 1998. The Compensation Committee's responsibilities include:

  . reviewing and approving the compensation and benefits for directors and our executive officers;

  . administering our incentive compensation and benefits plans; and

  . making recommendations to the Board of Directors regarding such matters.

  Audit Committee. The Audit Committee consists of Mr. Fritzky (chairman), Dr. Souquet and Dr. Goldstein. There were two Audit Committee meetings in 1998. The Audit Committee's responsibilities include:

  . facilitating the Company's relationship with independent auditors;

  . reviewing and assessing the performance of accounting and finance personnel within the Company;

  . communicating to the full Board of Directors the results of work performed by and issues raised by the Company's independent auditors and legal counsel; and

  . evaluating the Company's management of assets and reviewing policies relating to asset management.

  In 1998, there were three meetings of the Board of Directors. Each board member attended at least 75% of the meetings of the Board and each Committee of which he was a member.

Compensation Committee Interlocks and Insider Participation

  None of our executive officers serves as a member of the compensation committee or board of directors of any entity that has an executive officer serving as a member of our compensation committee or board of directors.

                              EXECUTIVE OFFICERS

  The executive officers of SonoSite, and their ages as of December 31, 1998, are as follows:

                                                                        Officer
             Name             Age               Position                 Since
             ----             ---               --------                -------
 Kevin M. Goodwin............  41 President, Chief Executive Officer     1998
                                  and Director
 Allen W. Guisinger..........  56 Vice President--Global Education       1998
                                  and Strategic Partnerships
 David H. Gusdorf............  44 Vice President--Marketing              1998
 Jens U. Quistgaard, Ph.D....  35 Vice President--Product Development    1998
                                  and Operations
 Donald F. (Guy) Seaton III..  41 Vice President--Business               1998
                                  Development, Chief Financial
                                  Officer, Treasurer and Secretary
 Douglas W. Tefft............  52 Vice President--Global Distribution    1998

  For a biographical summary of Mr. Goodwin, see "ELECTION OF DIRECTORS -- Nominees."

  Allen W. Guisinger has served as our Vice President--Global Education and Strategic Partnerships since November 1998. From January 1993 to November
1998, he operated Marketek Professional Services, a strategic consulting business for high-technology companies, during which time he served as a consultant for ATL Ultrasound and SonoSite. From January 1986 to December 1992, he served as Vice President of Sales and Marketing of ATL Ultrasound, except during 1990, when he served as President of ATL Ultrasound. From December 1982 to January 1985, he served as Director of Marketing of Johnson & Johnson Ultrasound, a subsidiary of Johnson & Johnson. From December 1981 to November 1982, he served as Senior Product Manager for ADR, Inc., an ultrasound equipment manufacturer. Mr. Guisinger holds a B.S. degree from Kansas State University and an M.B.A. degree from City University in Seattle, Washington.

  David H. Gusdorf has served as our Vice President--Marketing since May 1998. From July 1996 to April 1998, Mr. Gusdorf served as Vice President of Worldwide Marketing of Chiron Diagnostics, Inc., a critical care diagnostics company. From January 1990 to July 1996, Mr. Gusdorf worked for Johnson & Johnson, during which time he served as Director of Marketing. He holds B.A. and M.B.A. degrees from San Jose State University.

  Jens U. Quistgaard, Ph.D. has served as our Vice President--Product Development and Operations since April 1998. From February 1997 to April 1998, Dr. Quistgaard served as Executive Director of Product Generation of ATL Ultrasound's Hand Held Systems Business Group. From July 1995 to January 1997, Dr. Quistgaard served as Chief of the Senior Technology Staff of ATL Ultrasound. He joined ATL Ultrasound in 1990 as a senior engineer. Dr. Quistgaard holds a B.S. degree in mathematics and computational sciences from Stanford University, and a Ph.D. degree in electrical engineering from the University of Washington.

  Donald F. (Guy) Seaton III has served as our Vice President--Business Development, Chief Financial Officer and Treasurer since June 1998 and Secretary since December 1998. From April 1994 to June 1998,
Mr. Seaton served as Vice President, Finance, Chief Financial Officer and Secretary of InControl, Inc., a developer of implantable atrial defibrillators. From January 1993 to March 1994, Mr. Seaton worked for Interpoint Corporation, a microelectronics company, serving as Vice President of Business Development and Administration from January to March 1994. Mr. Seaton holds a B.A. degree from Stanford University and an M.B.A. degree from the University of Chicago.

  Douglas W. Tefft has served as our Vice President--Global Distribution since May 1998. From December 1991 to May 1998, Mr. Tefft served as Director of Latin American Operations of ATL Ultrasound. From October 1988 to December 1991, Mr. Tefft served as Director of Finance of ATL Ultrasound. He holds B.A. and M.B.A. degrees from the University of Washington.

                            EXECUTIVE COMPENSATION

Compensation Summary

  The following table sets forth certain information regarding compensation paid to our Chief Executive Officer and our three other most highly compensated executive officers for the year ended December 31, 1998 (the named executive officers).

                                                   Long-Term
                                                  Compensation
                                                     Awards
                                     Annual       ------------
                                  Compensation    Common Stock
                               ------------------  Underlying     All Other
  Name and Principal Position  Salary($) Bonus($)  Options(#)  Compensation ($)
  ---------------------------  --------- -------- ------------ ----------------
Kevin M. Goodwin(1)........... $160,096      --     152,082         $4,503
  President and Chief
   Executive Officer
David H. Gusdorf(2)...........  104,615   $5,000     60,000          4,831
  Vice President--Marketing
Jens U. Quistgaard(3).........  106,731      --      85,137          5,476
  Vice President--Product
   Development and
  Operations
Donald F. (Guy) Seaton
 III(4).......................  100,385      --      75,000          3,784
  Vice President--Business
   Development, Chief
  Financial Officer, Treasurer
   and Secretary

--------
(1) Salary represents compensation received from SonoSite from April 6, 1998. All Other Compensation represents $3,830 in employer-matching contributions made to the SonoSite 401(k) Retirement Savings Plan and group term life premiums of $673 paid by SonoSite.
(2) Salary represents compensation received from SonoSite from May 11, 1998. All Other Compensation represents $4,606 in employer-matching contributions made to the SonoSite 401(k) Retirement Savings Plan and group term life premiums of $225 paid by SonoSite.
(3) Salary represents compensation received from SonoSite from April 6, 1998. All Other Compensation represents $4,803 in employer-matching contributions made to the SonoSite 401(k) Retirement Savings Plan and group term life premiums of $673 paid by SonoSite.
(4) Salary represents compensation received from SonoSite from June 1, 1998. All Other Compensation represents $3,514 in employer-matching contributions made to the SonoSite 401(k) Retirement Savings Plan and group term life premiums of $270 paid by SonoSite.

 Option Grants in Last Fiscal Year

  The following table sets forth information regarding stock options granted to our named executive officers during the year ended December 31, 1998.

                                                                                Potential
                                                                           Realizable Value at
                                        Individual Grants                    Assumed Annual
                         -------------------------------------------------   Rates of Stock
                         Number of        % of                             Price Appreciation
                         Securities   Total Options                            for Option
                         Underlying    Granted to    Exercise                  Term(2)(3)
                          Options     Employees in   Price Per  Expiration -------------------
          Name            Granted        1998(1)    Share($)(2)    Date     5%($)     10%($)
          ----           ----------   ------------- ----------- ---------- -------- ----------
Kevin M. Goodwin........  100,000          8.4%       $6.9375    06/08/08  $436,296 $1,105,659
                           50,000          4.2%        6.9375    06/08/08   218,148    552,829
                              416(4)        *          3.3640    05/05/04       880      2,230
                              416(4)        *          3.3910    02/17/05       887      2,248
                            1,250(4)       0.1%        6.9440    05/08/06     5,459     13,834
David H. Gusdorf........   60,000          5.1%        6.9375    06/08/08   261,777    663,395
Jens U. Quistgaard......   85,000          7.2%        6.9375    06/08/08   370,851    939,810
                               37(4)        *          5.0730    01/08/06       118        299
                              100(4)        *          6.9440    05/08/06       437      1,107
Donald F. (Guy) Seaton
 III....................   75,000          6.3%        6.9375    06/08/08   327,222    829,244

--------
 *  Less than 0.1%.
(1) Based on a total of 1,184,430 options granted to employees during 1998.
(2) The assumed rates of appreciation are prescribed by the Securities and Exchange Commission for illustrative purposes only and are not intended to forecast or predict future stock prices.
(3) The increase in the market value of the holdings of all of our shareholders, over a 10-year period based on 4,872,193 shares of common stock outstanding as of December 31, 1998, at assumed annual rates of appreciation of 5% and 10% from a base price of $10.38 per share (the closing market price as of December 31, 1998), would be $31,789,996 and $80,562,091, respectively.
(4) These grants were made pursuant to option adjustments in connection with the spinoff from ATL Ultrasound.

 Option Exercises and Year-End Values

  The following table sets forth certain information as of December 31, 1998 regarding in-the-money SonoSite options held by the named executive officers in 1998. None of our named executive officers exercised stock options in 1998.

                             Number of Securities      Value of Unexercised
                            Underlying Unexercised         In-The-Money
                                  Options at                 Options at
                             December 31, 1998(#)     December 31, 1998($)(1)
                           ------------------------- -------------------------
           Name            Exercisable Unexercisable Exercisable Unexercisable
           ----            ----------- ------------- ----------- -------------
Kevin M. Goodwin..........     832        151,250      $4,344      $521,392
David H. Gusdorf..........     --          60,000         --        206,250
Jens U. Quistgaard........      62         85,075         235       292,492
Donald F. (Guy) Seaton
 III......................     --          75,000         --        257,813

--------
(1) Amount represents the aggregate number of the outstanding options multiplied by the difference between the closing price of our common stock as reported on the Nasdaq National Market on December 31, 1998 ($10.38 per share), minus the exercise price of such options.

Change-in-Control Arrangements

  Change-in-Control Agreements. We have entered into change-in-control agreements with Messrs. Goodwin, Gusdorf and Seaton, and Dr. Quistgaard, our named executive officers. These agreements, which are substantially similar to each other, provide that, in the event of a change in control of SonoSite, the executive will receive an annual base salary that is no less than the annual base salary in effect immediately before the change in control (as defined in the agreements), and an annual bonus equal to at least the average of the three annual bonuses paid to the executive in the three years prior to the change in control. The agreements also provide that the executive will be entitled to continue participating in our employee benefits plans and welfare benefits plans or programs if there is a change in control. The agreements also generally provide that we must make severance payments following and as a result of a change in control equal to two times the sum of the executive's annual base salary in effect at the time of a change in control. We must also make an additional payment equal to the executive's bonus for the fiscal year ended immediately prior to the change in control, or, if no bonus was paid in the prior year, an additional payment of 10% of base salary. The agreements also provide for payments to the executive if the executive suffers a disability while employed by us, and provides for payments to the executive's estate if the executive dies while employed by us.

  1998 Plan. Under the 1998 Plan, upon a Change in Control (as defined in the 1998 Plan), each outstanding option and SAR will automatically become exercisable in full for the total remaining number of shares covered by the option or SAR. In addition, during the 90-day period following a Change in Control an optionee may choose to receive cash equal to the difference between the exercise price of the option and the fair market value of a share of Common Stock of SonoSite determined as described above for a limited SAR (except for optionees with related SARs and, in the case of a Director, any Director who received an option without related SARs and during the 6 month period prior to the Change in Control), in lieu of exercising the option and paying the option price. Also, all restrictions on shares of restricted stock will lapse upon a Change in Control, and performance units will be paid (unless the optionee has previously had his or her benefits under this 1998 Plan deferred (in which case this payment is also deferred)) pro rata to the date of a Change in Control, and all amounts otherwise deferred by SonoSite and any employee in connection with performance units will be distributed.

                         COMPENSATION COMMITTEE REPORT
                           ON EXECUTIVE COMPENSATION

  The Compensation Committee of the Board of Directors (the "Committee") currently consists of William G. Parzybok, Jr., Jeffrey Pfeffer, Ph.D. and Dennis A. Sarti, M.D., all of whom are nonemployee directors. The Committee is responsible for SonoSite's executive compensation program and for administering the 1998 Plan. On an annual basis, the Committee evaluates the performance and compensation of SonoSite's executive officers.

  SonoSite's executive compensation philosophy is based on two key elements. The first is to attract and retain talented executive personnel by paying them market or a premium to market base salary. Offering market or premium to market base salary is designed to provide the executive personnel with the benefits of a stable base compensation that is comparable to what they would receive from most of our competitors. The second element is to provide executive personnel with a substantial equity position in the form of stock options. These stock options link individual compensation to individual contribution and company performance, and align the executives' financial interests with those of SonoSite's shareholders.

  Base Salaries. The Committee plans to annually review the compensation levels of SonoSite's executive officers in comparison to the salary levels of executives at publicly-held medical device companies comparable to SonoSite. This review will include third party surveys of salaries within the medical device industry. Based on the Committee's review of SonoSite's executive officer base salaries, and after considering the Company's performance during the previous year, the Committee will direct adjustments consistent with the Committee's goal of providing market or premium to market base salaries. Among other things, the Committee intends to consider the Company's performance during the preceding year in deciding whether to provide market or premium to market base salaries, and the amount of any such premium.

  The 1998 base salaries of Mr. Goodwin, the Company's President and Chief Executive Officer, and Dr. Quistgaard, Vice President--Product Generation, were determined by ATL Ultrasound, Inc. at the time of the Company's spinoff from ATL Ultrasound. The 1998 base salary of the other executive officers was determined by the Company at the time of each executive officer's date of hire pursuant to the Company's executive compensation philosophy.

  Stock Option Grants. Stock options are granted to provide a long-term incentive opportunity that is directly linked to increase in shareholder value. Generally, they are granted with an exercise price at least equal to the market value of Common Stock on the date of the grant, have a term of ten years, and become exercisable in 25% annual increments beginning one year after the date of grant. To encourage stock retention, all options are granted as incentive stock options to the maximum extent possible under the Code. The Committee considers the Company's performance during the preceding year when determining the amount of stock options to be granted to the executive officers.

  The Committee has not formally adopted a policy with respect to the application of Section 162(m) of the Code, which generally imposes an annual corporate deduction limitation of $1,000,000 on the compensation of certain executive officers. Pursuant to Section 162(m), compensation above $1,000,000 may be deducted if it is "performance-based compensation" within the meaning of the Code and approved by the Company's shareholders. Upon approval by the shareholders of the Amendments to the 1998 Plan described in this Proxy Statement, stock options granted under the 1998 Plan will qualify as "performance-based compensation."

                                          Compensation Committee

                                          William G. Parzybok, Jr. (Chairman)
                                          Jeffrey Pfeffer, Ph.D.
                                          Dennis A. Sarti, M.D.

                               PERFORMANCE GRAPH

  The following graph compares the cumulative total return on shares of the Company's Common Stock with the cumulative total return of the Nasdaq National Market, U.S. Index and the Nasdaq Medical Devices, Instruments and Supplies Stocks Index for the period beginning on April 7, 1998, the first day of trading, and ending on December 31, 1998, the end of the Company's last fiscal year.

                  Comparison of Cumulative Total Return Among
            SonoSite, Inc., Nasdaq National Market, U.S. Index and
 Nasdaq Medical Devices, Instruments and Supplies, Manufacturers Stocks Index

                             [GRAPH APPEARS HERE]

                                                                4/07/98 12/31/98
                                                                ------- --------
     SonoSite, Inc............................................. 100.00   94.318
     Nasdaq National Market, U.S. Index........................ 100.00  122.840
     Nasdaq Medical Devices, Instruments and Supplies,
       Manufacturers Stocks Index.............................. 100.00  104.799

  Assumes $100 invested in SonoSite, Inc. Common Stock, the Nasdaq National Market, U.S. Index and the Nasdaq Medical Devices, Instruments and Supplies, Manufacturers Stocks Index, with all dividends reinvested. Stock price shown above for the Common Stock is historical and not necessarily indicative of future price performance.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

  Section 16(a) of the Securities Exchange Act of 1934, as amended, requires SonoSite's officers and directors, and persons who beneficially own more than 10% of a registered class of SonoSite's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "Commission"). Officers, directors and greater than 10% shareholders are required by Commission regulation to furnish SonoSite with copies of all
Section 16(a) forms they file.

  Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that no forms were required for those persons, SonoSite believes that during the 1998 fiscal year all filing requirements applicable to its officers, directors and greater than 10% beneficial owners were complied with, with the exception of the filing requirements applicable to Dr. Sarti, who failed to file a timely Form 4 to report his acquisition of SonoSite common stock.

                         SECURITY OWNERSHIP OF CERTAIN
                       BENEFICIAL OWNERS AND MANAGEMENT

  The following table summarizes information regarding the beneficial ownership of our outstanding Common Stock as of December 31, 1998 for (1) each person or group that we know owns more than 5% of the common stock, (2) each of our directors, (3) each of our executive officers, and (4) all of our directors and executive officers as a group.

  Beneficial ownership is determined in accordance with rules of the Securities and Exchange Commission and includes shares over which the indicated beneficial owner exercises voting and/or investment power. Shares of Common Stock subject to options currently exercisable or exercisable within 60 days are deemed outstanding for computing the percentage ownership of the person holding the options but are not deemed outstanding for computing the percentage ownership of any other person. Except as otherwise indicated, we believe the beneficial owners of the Common Stock listed below, based on information furnished by them, have sole voting and investment power with respect to the number of shares listed opposite their names. As of December 31, 1998, 4,872,193 shares of Common Stock were issued and outstanding. The following officers and directors can be reached at our principal offices.

                                        Number of Shares  Percent of Shares
 Name and Address of Beneficial Owner  Beneficially Owned Beneficially Owned
 ------------------------------------  ------------------ ------------------
WM Advisors, Inc.(1)..................      539,671              11.1%
  1201 Third Avenue, Suite 1400
  Seattle, WA 98101
Wisconsin Investment Board(2).........      422,944               8.7%
  121 East Wilson Street
  Madison, WI 53702
Kirby L. Cramer(3)....................       31,832                *
Jacques Souquet, Ph.D.(4).............       22,011                *
Dennis A. Sarti, M.D.(5)..............       20,000                *
Douglas W. Tefft(7)...................       16,469                *
Kevin M. Goodwin(7)...................       13,248                *
Jeffrey Pfeffer, Ph.D.(8).............        5,800                *
Allen W. Guisinger(9).................        4,500                *
Donald F. (Guy) Seaton III............        4,000                *
William G. Parzybok, Jr...............        3,000                *
Edward V. Fritzky.....................        1,000                *
Jens U. Quistgaard, Ph.D.(10).........           74                *
Steven R. Goldstein, M.D..............           33                *
David H. Gusdorf......................          --                 *
All directors and executive officers
 as a group (13 persons)(11)..........      121,967               2.5%

--------
  *  Less than one percent.
 (1) Based on publicly available information as of January 5, 1999.
 (2) Based on publicly available information as of February 1, 1999.
 (3) Includes 2,832 shares subject to options exercisable within 60 days of December 31, 1998.
 (4) Includes 6,288 shares subject to options exercisable within 60 days of December 31, 1998.
 (5) Represents 20,000 shares held by Dr. Sarti indirectly through a 401(k) Plan. Dr. Sarti and his spouse share voting and dispositive power over these shares.
 (6) Includes 1,082 shares subject to options exercisable within 60 days of December 31, 1998.
 (7) Includes 1,248 shares subject to options exercisable within 60 days of December 31, 1998.
 (8) Mr. Pfeffer and his spouse share voting and dispositive power over these shares.
 (9) Includes 500 shares subject to options exercisable within 60 days of December 31, 1998.
(10) Represents 74 shares subject to options exercisable within 60 days of December 31, 1998.
(11) Includes 12,024 shares subject to options exercisable within 60 days of December 31, 1998.

                CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Relationship with ATL Ultrasound

  One of our directors, Jacques Souquet, is currently an executive officer of ATL Ultrasound. In connection with our spinoff from ATL Ultrasound, ATL Ultrasound made a capital contribution of its cumulative advances to us of approximately $10.6 million and agreed to contribute $30.0 million of cash to us for working capital and other purposes. ATL Ultrasound made this contribution in two payments. The first payment of $18.0 million was made on April 6, 1998, and the second payment of $12.0 million was made on January 15, 1999. Also in connection with the spinoff, we entered into the following agreements with ATL Ultrasound that govern our relationship and provide for the allocation of certain liabilities and obligations arising from periods prior to the spinoff:

  Distribution Agreement. We entered into a distribution agreement with ATL Ultrasound, which generally provides for the manner of effecting the spinoff transaction, certain indemnification rights and procedures, access to books and records, tax liabilities, noncompetition and confidentiality obligations and insurance matters. Under this agreement, we agreed to carry out the remaining responsibilities of ATL Ultrasound under its collaborative and development agreement with the U.S. Office of Naval Research.

  Technology Transfer and License Agreement. We have entered into a technology transfer and license agreement with ATL Ultrasound, as amended, under which we take ownership of certain handheld ultrasound technology developed by ATL Ultrasound, including patent rights that have been established or are being pursued for that technology. We also receive a nonexclusive license to use any other ATL Ultrasound technology in existence or developed during the period ending three years after April 6, 1998 in its handheld ultrasound products.
This license bears a royalty equivalent to a percentage of the worldwide net revenues from the sales of specified handheld ultrasound products that use ATL technology. A lump-sum payment in the amount of $150 million is due to ATL Ultrasound as a license fee if we are acquired by another entity during the five-year period beginning April 6, 1998. If, during the next ensuing three-year period, we are acquired by an entity engaged in the medical diagnostic imaging business (with some exceptions), a lump-sum license fee of $75 million is due to ATL Ultrasound.

  The technology transfer and license agreement includes a cross-license with ATL Ultrasound whereby ATL Ultrasound has the right to use certain SonoSite technology in existence or developed before April 6, 2001. We have also agreed with ATL Ultrasound that, until April 6, 2003, we will not use specified ATL Ultrasound technology to develop, manufacture or sell certain ultrasound devices weighing more than 15 pounds, and ATL will not develop, manufacture or sell certain ultrasound devices that weigh 15 pounds or less. After April 6, 2003, each party's ongoing obligation with respect to the technology of the other will be to respect the patent and copyright rights of the other, although we will retain a license to use the previously licensed ATL Ultrasound technology for ultrasound devices weighing 15 pounds or less, and ATL Ultrasound will retain a license to use our previously licensed technology for ultrasound devices weighing over 15 pounds.

  OEM Supply Agreement. We entered into an OEM Supply Agreement with ATL Ultrasound, as amended, under which we have the option to have handheld ultrasound products and subassemblies manufactured exclusively for us by ATL Ultrasound in accordance with our specifications for a period of up to five years from April 6, 1998. Upon mutual agreement on production timing and costs, ATL Ultrasound will supply us with the specified items at ATL Ultrasound's cost during an initial period following April 6, 1998, and at ATL Ultrasound's cost plus a premium after the initial period through the fifth year. We will bear any nonrecurring engineering costs and capital expenditures associated with such manufacture. We have the right to terminate this agreement upon 180 days' notice, in which case ATL Ultrasound will assist us in the transfer of the manufacturing function to us or another supplier designated by us.

  Service Agreements. To ensure an orderly transition following the spinoff, ATL Ultrasound has agreed to provide to us at our expense for limited periods of time ranging up to five years, but only as may be requested by us, a number of services, including financial, human resource, engineering, information, facilities and regulatory services. Pursuant to an engineering service agreement, we pay ATL Ultrasound for engineering services rendered in amounts which are intended to compensate ATL Ultrasound for its out-of-pocket expenses (including the salaries, benefit and overhead expenses of the ATL Ultrasound employees providing such services) and for a markup of 20%. We also pay for capital equipment to supply the engineering services requested by us, and take ownership of such capital equipment at the cessation of ATL Ultrasound's provision of the engineering services. ATL Ultrasound may adjust such prices periodically in line with its own periodic redetermination of the cost to ATL Ultrasound of such services. We may discontinue any of the engineering services covered by the engineering service agreement on 90 days' prior written notice to ATL Ultrasound. Also, in the event of any dispute over the engineering services or the manner in which they are performed by ATL Ultrasound, we may terminate the engineering service agreement. ATL Ultrasound has the right in certain circumstances to terminate the engineering service agreement on 90 days' notice. ATL Ultrasound is offering these services for five years following April 6, 1998. Engineering services after the fifth year will be at the mutual consent of ATL Ultrasound and SonoSite. In addition, ATL Ultrasound has agreed to provide other services, such as regulatory support and advisory services, on substantially similar terms as the engineering service agreement.

  Employee Benefits Agreement. We entered into an employee benefits agreement with ATL Ultrasound to provide for the adjustment of existing ATL Ultrasound stock options, restricted stock awards and other employee benefits and to address other employee and employee benefits matters in connection with the spinoff from ATL Ultrasound. As of December 31, 1998, minimum services were required under this agreement.

 Change-in-Control Agreements with our Executive Officers

  We have entered into change-in-control agreements with Messrs. Goodwin, Guisinger, Gusdorf, Seaton and Tefft, and Dr. Quistgaard, our executive officers. See "EXECUTIVE COMPENSATION--Change-in-Control Arrangements."

  We believe that the transactions described above were made on terms no less favorable to us than could have been obtained from unaffiliated third parties. Any future transactions between us and our officers, directors, principal shareholders and their affiliates will be subject to approval by a majority of our Board of Directors, including a majority of our independent and disinterested directors, and will be on terms that we believe are no less favorable to us than would be available from independent third parties.

               RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

  The Board of Directors has selected KPMG LLP, certified public accountants, to act as independent auditor of SonoSite for the fiscal year ending December 31, 1999. KPMG has been auditor of SonoSite since 1998.

  A representative of KPMG is expected to be present at the Annual Meeting, will have the opportunity to make a statement, if the representative so desires, and is expected to be available to respond to appropriate questions from shareholders.

                                OTHER BUSINESS

  The Board of Directors does not intend to present any business at the Annual Meeting other than as set forth in the accompanying Notice of Annual Meeting of Shareholders, and has no present knowledge that any others intend to present business at the Annual Meeting. If, however, other matters requiring the vote of the shareholders properly come before the Annual Meeting or any adjournment or postponement thereof, the persons named in the accompanying proxy will have discretionary authority to vote the proxies held by them in accordance with their judgment as to such matters.

                             SHAREHOLDER PROPOSALS

  Shareholder proposals intended for inclusion in the proxy materials for SonoSite's 2000 Annual Meeting of Shareholders must be received by SonoSite no later than December 8, 1999.

  Such proposals should be directed to the Corporate Secretary, SonoSite, Inc., 19807 North Creek Parkway, Suite 200, Bothell, Washington 98011-8214.

                          ANNUAL REPORT AND FORM 10-K

  A copy of SonoSite's Annual Report to Shareholders for 1998, including financial statements, accompanies this Proxy Statement.

  A copy of SonoSite's Annual Report on Form 10-K for the year ended December 31, 1998, as filed with the Commission, will be furnished without charge to beneficial shareholders or shareholders of record upon request to Investor Relations at SonoSite's principal executive offices.

                                                                     Appendix A

                                SONOSITE, INC.

 Amended and Restated 1998 Option, Stock Appreciation Right, Restricted Stock,
                     Stock Grant and Performance Unit Plan


1. Purpose

  The purpose of the Plan is to enhance the long-term shareholder value of the Corporation by offering opportunities to selected persons to participate in the Corporation's growth and success, and to encourage them to remain in the service of the Corporation and its subsidiaries and to acquire and maintain stock ownership in the Corporation.

2. Definitions

  The following terms have the corresponding meanings for purposes of the
Plan:

  "Award Cycle" means a period of not less than three fiscal years over which performance units granted during a particular year are to be earned out.

  "Change in Control" means

  (a) a "Board Change." For purposes of the Plan, a Board Change shall have occurred if a majority of the seats (other than vacant seats) on the Corporation's Board of Directors (the "Board") were to be occupied by individuals who were neither (i) nominated by a majority of the Incumbent Directors nor (ii) appointed by directors so nominated. An "Incumbent Director" is a member of the Board who has been either (i) nominated by a majority of the directors of the Corporation then in office or (ii) appointed by directors so nominated, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act")) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person (as defined in Section 2(b)) other than the Board; or

  (b) The acquisition by any individual, entity or group (within the meaning of Section 13(d) (3) or 14(d) (2) of the Exchange Act) (a "Person") of "Beneficial Ownership" (within the meaning of Rule 13d3 promulgated under the Exchange Act) of (i) 20% or more of either (A) the then outstanding shares of common stock (the "Outstanding Corporation Common Stock") or (B) the combined voting power of the then outstanding voting securities of the Corporation entitled to vote generally in the election of directors (the "Outstanding Corporation Voting Securities"), in the case of either (A) or (B) of this clause (i), which acquisition is not approved in advance by a majority of the Incumbent Directors or (ii) 33% or more of either (A) the Outstanding Corporation Common Stock or (B) the Outstanding Corporation Voting Securities, in the case of either (A) or (B) of this clause (ii), which acquisition is approved in advance by a majority of the Incumbent Directors; provided, however, that the following acquisitions shall not constitute a Change in
Control: (x) any acquisition by the Corporation, (y) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Corporation or any corporation controlled by the Corporation, or (z) any acquisition by any corporation pursuant to a reorganization, merger or consolidation, if, following such reorganization, merger or consolidation, the conditions described in clauses (i), (ii) and (iii) of the following subsection (c) are satisfied; or

  (c) Approval by the shareholders of the Corporation of a reorganization, merger or consolidation, in each case, unless, following such reorganization, merger or consolidation, (i) more than 60% of, respectively, the then outstanding shares of common stock of the corporation resulting from such reorganization, merger or consolidation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Corporation Common Stock and Outstanding Corporation Voting Securities immediately prior to such reorganization, merger or consolidation in substantially the same proportions as their ownership, immediately prior to such reorganization, merger or consolidation, of the Outstanding Corporation Common Stock and Outstanding Corporation Voting Securities, as the case may be, (ii) no Person (excluding the Corporation, any employee benefit plan (or related trust) of the Corporation or such corporation resulting from such reorganization, merger or consolidation and any Person beneficially owning, immediately prior to such reorganization, merger or consolidation, directly or indirectly, 33% or more of the Outstanding Corporation Common Stock or Outstanding Corporation Voting Securities, as the case may be) beneficially owns, directly or indirectly, 33% or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such reorganization, merger or consolidation or the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors, and (iii) at least a majority of the members of the board of directors of the corporation resulting from such reorganization, merger or consolidation were Incumbent Directors at the time of the execution of the initial agreement providing for such reorganization, merger or consolidation; or

  (d) Approval by the shareholders of the Corporation of (i) a complete liquidation or dissolution of the Corporation or (ii) the sale or other disposition of all or substantially all of the assets of the Corporation, other than to a corporation, with respect to which following such sale or other disposition, (A) more than 60% of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Corporation Common Stock and Outstanding Corporation Voting Securities immediately prior to such sale or other disposition in substantially the same proportion as their ownership, immediately prior to such sale or other disposition, of the Outstanding Corporation Common Stock and Outstanding Corporation Voting Securities, as the case may be, (B) no Person (excluding the Corporation and any employee benefit plan (or related trust) of the Corporation or such corporation and any Person beneficially owning, immediately prior to such sale or other disposition, directly or indirectly, 33% or more of the Outstanding Corporation Common Stock or Outstanding Corporation Voting Securities, as the case may be) beneficially owns, directly or indirectly, 33% or more of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors, and
(C) at least a majority of the members of the board of directors of such corporation were approved by a majority of the Incumbent Directors at the time of the execution of the initial agreement or action of the Board providing for such sale or other disposition of assets of the Corporation.

  "Committee" means the Committee provided for in Section 6, which shall administer the Plan.

  "Common Stock" means common stock, par value $0.01 per share, of the Corporation.

  "Corporation" means SonoSite, Inc., a Washington corporation.

  "Designated Beneficiary" means any person designated in writing by a Participant as a legal recipient of payments due under an award in the event of the Participant's death, or in the absence of such designation, the Participant's estate. Such designation must be on file with the Corporation in order to be effective but, unless the Participant has made an irrevocable designation, may be changed from time to time by the Participant.

  "Disability," unless otherwise defined by the Plan Administrator, means a mental or physical impairment of the Participant that is expected to result in death or that has lasted or is expected to last for a continuous period of 12 months or more and that causes the Participant to be unable, in the opinion of the Corporation, to perform his or her duties for the Corporation or its subsidiaries and to be engaged in any substantial gainful activity.

  "Early Retirement" means early retirement as that term is defined by the Plan Administrator from time to time for purposes of the Plan.

  "Fair Market Value" of the Common Stock as of any trading day means the average (rounded to the next highest cent in the case of fractions of a cent) of the high and low sales prices of the Common Stock as reported on such trading day by the Nasdaq National Market. If no sales price is reported for the Common Stock on such trading day, then "Fair Market Value" shall mean the highest bid price reported for the Common Stock on such trading day by the National Quotation Bureau Incorporated or any similar nationally recognized organization. The Committee, in its sole discretion, shall make all determinations required by this definition.

  "Participant" means an employee, director, consultant or independent contractor who has received an award under the Plan.

  "Payment Schedule" means the schedule adopted by the Committee in accordance with Section 12 with respect to an Award Cycle to govern determination of the Payment Value of a performance unit at the end of such Award Cycle in accordance with Section 12.

  "Payment Value" means the value, expressed in dollars, of a performance unit at the conclusion of an Award Cycle, determined in accordance with Section 12.

  "Plan" means this SonoSite, Inc. 1998 Option, Stock Appreciation Right, Restricted Stock, Stock Grant and Performance Unit Plan.

  "Restricted Stock" means the shares of Common Stock referred to in Section
10.

  "Retirement" means retirement as of the Participant's normal retirement date under the Corporation's 401(k) Plan or other similar successor plan applicable to salaried employees, unless otherwise defined by the Plan Administrator from time to time for purposes of the Plan.

  "Withholding Tax" means any tax, including any federal, state or local income tax, required by any governmental entity to be withheld or otherwise deducted and paid with respect to the transfer of shares of Common Stock as a result of the exercise of a Nonqualified Stock Option or stock appreciation right, the payment of performance units or the award of Restricted Stock or stock grants.

3. Stock Subject to the Plan

  There are reserved for issuance upon the exercise of options, for issuance of Restricted Stock and stock grant awards and for issuance upon the payment of performance units and stock appreciation rights under the Plan 1,500,000 shares of Common Stock, of which no more than an aggregate of 333,333 shares may be issued as Restricted Stock awards and stock grants under the Plan. Such shares may be authorized and unissued shares of Common Stock or shares now held or subsequently acquired by the Corporation. If any option or stock appreciation right granted under the Plan shall expire or terminate for any reason (including, without limitation, by reason of its surrender, pursuant to the third paragraph of Section 8(b) or otherwise, or cancellation, in whole or in part, pursuant to the provisions of Section 8(c) or otherwise or pursuant to Section 9(f), or the substitution in place thereof of a new option or stock appreciation right) without having been exercised in full, the shares subject thereto shall again be available for the purposes of issuance under the Plan. If shares of Restricted Stock shall be forfeited and returned to the Corporation pursuant to the provisions of Section 10, such shares shall again be available for the purposes of issuance under the Plan. In no event shall shares of Common Stock which, under the Plan, are authorized to be used in payment of performance unit awards be deemed to be unavailable for purposes of the Plan until such shares have been issued in payment thereof in accordance with the provisions of Section 12(g). Stock appreciation rights and performance unit awards providing for payments only in cash are not subject to the overall limitations referred to above.

4. Limitations

  Subject to adjustment from time to time as provided in Section 16, not more than 250,000 shares of Common Stock may be made subject to awards under the Plan to any individual in the aggregate in any one fiscal year of the Corporation, such limitation to be applied in a manner consistent with the requirements of, and only to the extent required for compliance with, the exclusion from the limitation on deductibility of compensation under Section 162(m) of the Code.

5. Administration

  The Plan shall be administered by the Committee. Subject to the express provisions of the Plan, the Committee shall have plenary authority, in its discretion, to determine the individuals to whom, and the time or times at which, performance units or Restricted Stock shall be awarded and stock appreciation rights or options shall be granted (including, without limitation, whether such options shall be Incentive Stock Options or Nonqualified Stock Options or a combination thereof, as such terms are defined in Section 8(a)) and the number of units and/or shares to be covered by each such award or grant. Provided, however, that the Chief Executive Officer shall have the limited authority to grant Incentive Stock Options or Nonqualified Stock Options or a combination thereof, in an amount not to exceed 25,000 shares per individual per calendar year, to attract and retain nonofficer employees. In making such determinations, the Committee may take into account the nature of the services rendered by the respective Participants, their present and potential contributions to the Corporation's success and such other factors as the Committee in its discretion may deem relevant. Subject to the express provisions of the Plan, the Committee shall have plenary authority to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to it, to determine the terms and provisions of Restricted Stock, performance unit, stock appreciation right and option agreements (which need not be identical) and to make all other determinations necessary or advisable for the administration of the Plan. The Committee's determinations of the matters referred to in this Section 5 shall be conclusive. The Corporation intends that administration of the Plan comply in all respects with Section 16(b) of the Exchange Act, and the rules and regulations promulgated thereunder. Notwithstanding anything in the Plan to the contrary, the Board, in its absolute discretion, may bifurcate the Plan so as to restrict, limit or condition the use of any provision of the Plan to persons who are subject to
Section 16 of the Exchange Act without so limiting or conditioning the Plan with respect to other persons.

6. The Committee

  The Board shall designate a Committee of members of the Board which shall meet the requirements of Section 16(b) of the Exchange Act. Currently, the Committee shall consist solely of two or more members of the Board who are non-employee directors. If at any time an insufficient number of non-employee directors is available to serve on such Committee, other directors may serve on the Committee; however, during such time, no options, stock appreciation rights or Restricted Stock shall be granted under the Plan to any person if the granting of such options, stock appreciation rights or Restricted Stock would not meet the requirements of Section 16(b) of the Exchange Act.

  For purposes of this Section 6, a "non-employee" is a person who meets the definition of "non-employee director" as set forth in the rules and regulations promulgated under Section 16(b) of the Exchange Act or any successor rule or regulatory requirement. The Committee shall be appointed by the Board, which may from time to time appoint members of the Committee in substitution for members previously appointed and may fill vacancies, however caused, in the Committee. The Committee shall select one of its members as its Chairman and shall hold its meetings at such times and places as it may determine. A majority of its members shall constitute a quorum. All determinations of the Committee shall be made by not less than a majority of its members. Any decision or determination reduced to writing and signed by all the members shall be fully as effective as if it had been made by a majority vote at a meeting duly called and held. The Committee may appoint a secretary, shall keep minutes of its meetings and shall make such rules and regulations for the conduct of its business as it shall deem advisable.

7. Eligibility

  The Committee may award performance units and Restricted Stock and grant options and stock appreciation rights only to employees, directors, consultants or independent contractors (which term as used herein includes officers) of the Corporation and of its present and future subsidiary corporations ("subsidiaries"). Any person eligible under the Plan may receive one or more awards of performance units or Restricted Stock or one or more grants of options or stock appreciation rights, or any combination thereof, as the Committee shall from time to time determine, and such determinations may be different as to different Participants and may vary as to different awards and grants.

8. Option Grants

  (a) The Committee is authorized under the Plan, in its discretion, to issue options as "Incentive Stock Options" (as defined in Section 422 of the United States Internal Revenue Code of 1986, as amended (the "Code")) or as "Nonqualified Stock Options" (all other options granted hereunder) and the options shall be designated as Incentive Stock Options or Nonqualified Stock Options in the applicable option agreement. The purchase price of the Common Stock under each option granted under the Plan shall be determined by the Committee but shall be not less than 100% of the Fair Market Value of the Common Stock at the time such option is granted. Notwithstanding the previous sentence, any Nonqualified Stock Option may provide that the purchase price be equal to the average Fair Market Value of the Common Stock over any continuous period of trading days beginning and ending no more than 30 business days before or after the date such option is granted.

  (b) The Committee shall be authorized in its discretion to prescribe in the option grant the installments, if any, in which an option granted under the Plan shall become exercisable, provided that no option shall be exercisable prior to the six months prior to the date of grant thereof except as provided in Sections 8(c), (d), (g), (h) and (i) or except as the Committee otherwise determines. In no case may an option be exercised as to less than 50 shares at any one time (or the remaining shares covered by the option if less than 50) during the term of the option. The Committee shall also be authorized to establish the manner of the exercise of an option. The term of each option shall be not more than 10 years from the date of grant thereof.

  In general, upon exercise, the option price is to be paid in full in cash; however, the Committee can determine at the time the option is granted for Incentive Stock Options or at any time prior to exercise for Nonqualified Stock Options, that additional forms of payment will be permitted. To the extent permitted by the Committee and applicable laws and regulations (including, but not limited to, federal tax and securities laws and regulations and state corporate law), an option may be exercised (i) in Common Stock owned by the option holder having a Fair Market Value on the date of exercise equal to the aggregate option price, or in a combination of cash and stock; provided, however, that payment in stock shall not be made unless such stock shall have been owned by the option holder for a period of at least six months prior thereto (or any shorter period necessary to avoid a charge to the Corporation's earnings for financial reporting purposes); or (ii) by delivery of a properly executed exercise notice, together with irrevocable instructions to a broker designated by the Corporation, all in accordance with the regulations of the Federal Reserve Board, to deliver promptly to the Corporation the amount of sale or loan proceeds to pay the exercise price and any federal, state or local withholding tax obligations that may arise in connection with the exercise.

  In lieu of requiring an option holder to pay cash or stock and to receive in turn certificates for shares of Common Stock upon the exercise of a Nonqualified Stock Option, if the option so provides, the Committee may elect to require the option holder to surrender the option to the Corporation for cancellation as to all or any portion of the number of shares covered by the intended exercise and receive in exchange for such surrender a payment, at the election of the Committee, in cash, in shares of Common Stock or in a combination of cash and shares of Common Stock, equivalent to the appreciated value of the shares covered by the option surrendered for cancellation. Such appreciated value shall be the difference between the option price of such shares (as adjusted pursuant to Section 16) and the Fair Market Value of such shares, which shall for this purpose be determined by the Committee taking into consideration all relevant factors, but which shall not be less than the Fair Market

Value of such shares on the date on which the option holder's notice of exercise is received by the Corporation. Upon delivery to the Corporation of a notice of exercise of option, the Committee may avail itself of its right to require the option holder to surrender the option to the Corporation for cancellation as to shares covered by such intended exercise. The Committee's right of election shall expire, if not exercised, at the close of business on the fifth business day following the delivery to the Corporation of such notice. Should the Committee not exercise such right of election, the delivery of the aforesaid notice of exercise shall constitute an exercise by the option holder of the option to the extent therein set forth, and payment for the shares covered by such exercise shall become due immediately.

  (c) In the event that a Participant's services for the Corporation or one of its subsidiaries shall cease and the termination of such individual's service is for cause, the option shall automatically terminate upon first notification to the option holder of such termination of services, unless the Committee determines otherwise, and such option shall automatically terminate upon the date of such termination of services for all shares which were not purchasable upon such date. For purposes of this Section 8(c), "cause" is defined as a determination by the Committee that the option holder (i) has committed a felony, (ii) has engaged in an act or acts of deliberate and intentional dishonesty resulting or intended to result directly or indirectly in improper material gain to or personal enrichment of the individual at the Corporation's expense, or (iii) has willfully disobeyed the Corporation's appropriate rules, instructions or orders, and such willful disobeyance has continued for a period of 10 days following notice thereof from the Corporation.

  In the event of the termination of the services of the holder of an option because of Retirement, Early Retirement at the Corporation's request or Disability, he may (unless such option shall have been previously terminated pursuant to the provisions of the preceding paragraph or unless otherwise provided in his option grant) exercise such option at any time prior to the expiration of the option, (i) in the event of Disability or Retirement, to the extent of the number of shares covered by such option, whether or not such shares had become purchasable by him at the date of the termination of his services and (ii) in the event of Early Retirement at the Corporation's request, to the extent of the number of shares covered by such option at such time or times as such option becomes purchasable by him in accordance with its terms. (Although the option may be exercised after Retirement, Early Retirement at the Corporation's request or Disability, under Section 422 of the Code, if the option has been designated as an Incentive Stock Option, it must be exercised within three months after the date of Retirement or Early Retirement or one year after the termination of employment due to Disability in order to qualify for incentive stock option tax treatment. For purposes of the preceding sentence, Disability shall mean "disability" as that term is defined for purposes of Section 422 of the Code.)

  In the event of the death of an individual to whom an option has been granted under the Plan, while he is performing services for the Corporation or a subsidiary, the option theretofore granted to him (unless his option shall have been previously terminated pursuant to the provisions of this Section 8(c) or unless otherwise provided in his option grant) may, subject to the limitations described in Section 8(f), be exercised by his Designated Beneficiary, by his legatee or legatees of the option under his last will, or by his personal representatives or distributees, at any time within a period of one year after his death, but not after the expiration of the option, to the extent of the remaining shares covered by his option whether or not such shares had become purchasable by such an individual at the date of his death. In the event of the death of an individual (i) during the one-year period following termination of his services or (ii) following termination of his services by reason of Retirement, Early Retirement at the Corporation's request or Disability, then the option (if not previously terminated pursuant to the provisions of this Section 8(c)) may be exercised during the remainder of such one-year period, but not after the expiration of the option, respectively, by his Designated Beneficiary, by his legatee under his last will, or by his personal representative or distributee, but only to the extent of the number of shares purchasable by such Participant pursuant to the provisions of Section 8(d) at the date of termination of his services.

  In the event of the termination of the services of the holder of an option, other than by reason of Retirement, Early Retirement at the Corporation's request, Disability or death, he may (unless his option shall have been previously terminated pursuant to the provisions of this Section 8(c) or unless otherwise provided in his option grant) exercise his option at any time within 30 days after such termination or such longer period as determined by the Committee, but not after the expiration of the option, to the extent of the number of shares covered by his option which were purchasable by him at the date of the termination of his services, and such option shall automatically terminate upon the date of such termination of services for all shares which were not purchasable upon such date.

  (d) Notwithstanding the foregoing provisions, the Committee may determine, in its sole discretion, in the case of any termination of services, that the holder of an option may exercise such option to the extent of some or all of the remaining shares covered thereby whether or not such shares had become purchasable by such an individual at the date of the termination of his services and may exercise such option at any time prior to the expiration of the original term of the option, except that such extension shall not cause any Incentive Stock Option to fail to continue to qualify as an Incentive Stock Option without the consent of the option holder. Options granted under the Plan shall not be affected by any change of relationship with the Corporation so long as the holder continues to be an employee, consultant or independent contractor of the Corporation or of a subsidiary; however, a change in a participant's status from an employee to a nonemployee (e.g., consultant or independent contractor) shall result in the termination of an outstanding Incentive Stock Option held by such participant in accordance with
Section 8(c). The Committee, in its absolute discretion, may determine all questions of whether particular leaves of absence constitute a termination of services; provided, however, that with respect to Incentive Stock Options, such determination shall be subject to any requirements contained in the Code. Nothing in the Plan or in any option granted pursuant to the Plan shall confer on any individual any right to continue in the employ or other service of the Corporation or any other person or interfere in any way with the right of the Corporation or any other person to terminate his employment or other services at any time.

  (e) The date of grant of an option pursuant to the Plan shall be the date specified by the Committee at the time it grants such option, provided that such date shall not be prior to the date of such action by the Committee and that the price shall be determined in accordance with Section 8(a) on such date. The Committee shall promptly notify a grantee of an award and a written option grant shall promptly be duly executed and delivered by or on behalf of the Corporation.

  (f) In the event an optionee is granted Incentive Stock Options that in the aggregate entitle the optionee to purchase, in the first year such options become exercisable (whether under their original terms or as a result of the occurrence of an Acceleration Event, as defined below), Common Stock of the Corporation, any parent corporation or any subsidiary of the Corporation having a Fair Market Value (determined as of the time such options are granted) in excess of $100,000, such portion in excess of $100,000 shall be treated as a Nonqualified Stock Option. Such limitation shall not apply if the Internal Revenue Service publicly rules, issues a private ruling to the Corporation, any optionee of the Corporation or any legatee, personal representative or distributee of an optionee or states in proposed, temporary or final regulations that provisions which allow the full exercise of an optionee's Incentive Stock Options upon the occurrence of the relevant Acceleration Event do not violate Section 422(d) of the Code. An "Acceleration Event" means (i) a determination of the Committee to allow an optionee to exercise his options in full upon termination of his employment or other service as provided in Section 8(c) or (d), (ii) the death of an optionee while he is employed by the Corporation or a subsidiary, (iii) any Change in Control, or (iv) the optionee's termination of employment or other service under circumstances that will allow him to exercise options not otherwise exercisable pursuant to Section 8(i).

  (g) Notwithstanding any contrary waiting period, installment period or other limitation or restriction in any option agreement or in the Plan, in the event of a Change in Control, each option outstanding under the Plan shall thereupon become exercisable at any time during the remaining term of the option, but not after the term of the option, to the extent of the number of shares covered by the option, whether or not such shares had become purchasable by the Participant thereunder immediately prior to such Change in Control.

  (h) Anything in the Plan to the contrary notwithstanding, during the 90-day period from and after a Change in Control (x) an optionee (other than an optionee who initiated a Change in Control in a capacity other than as an officer or a director of the Corporation) who is an officer or a director of the Corporation (within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder) with respect to an option that was granted at least six months prior to the date of exercise pursuant to this sentence and is unaccompanied by a stock appreciation right and (y) any other optionee who is not an officer or a director with respect to an option that is unaccompanied by a stock appreciation right shall, unless the Committee shall determine otherwise at the time of grant, have the right, in lieu of the payment of the full purchase price of the shares of Common Stock being purchased under the option and by giving written notice to the Corporation, to elect (within such 90-day period) to surrender all or part of the option to the Corporation and to receive in cash an amount equal to the amount by which the amount determined pursuant to Section 9(d) hereof on the date of exercise (determined as if the optionee had exercised a limited stock appreciation right on such date) shall exceed the purchase price per share under the option multiplied by the number of shares of Common Stock granted under the stock option as to which the right granted by this sentence shall have been exercised. Such written notice shall specify the optionee's election to purchase shares granted under the option or to receive the cash payment referred to in the immediately preceding sentence.

  (i) Notwithstanding the foregoing provisions, the optionee's employment or other contract with the Corporation may provide that upon termination of his employment or other services for other than cause or for "good reason" (as defined in his contract), all stock options shall become immediately exercisable.

9. Stock Appreciation Rights

  (a) Stock appreciation rights may be paid upon exercise in cash, Common Stock or any combination thereof, as the Committee in its sole discretion may determine. A stock appreciation right is an incentive award that permits the holder to receive (per share covered thereby) an amount equal to the amount by which the Fair Market Value of a share of Common Stock on the date of exercise exceeds the Fair Market Value of such share on the date the stock appreciation right was granted.

  (b) The Committee may grant a stock appreciation right separately or in tandem with a related option and may grant both "general" and "limited" stock appreciation rights. A general stock appreciation right granted in tandem with a related option will generally have the same terms and provisions as the related option with respect to exercisability, and the base price of such a stock appreciation right will generally be equal to the option price under the related option. Upon the exercise of a tandem stock appreciation right, the related option will be deemed to be exercised for all purposes of the Plan and vice versa.

  (c) A general stock appreciation right granted separately and not in tandem with any option will have such terms as the Committee may determine. The base price of a stand-alone stock appreciation right may not be less than the Fair Market Value of the Common Stock, determined as in Section 8(a) in the case of a Nonqualified Stock Option; the term of a stand-alone stock appreciation right may not be greater than 10 years from the date it was granted.

  (d) A limited stock appreciation right may be exercised only during the 90 calendar days immediately following the date of a Change in Control. For the purpose of determining the amount payable upon exercise of a limited stock appreciation right, the fair market value of the Common Stock will be equal to the higher of (x) the highest Fair Market Value of the Common Stock during the 90-day period ending on the date the limited stock appreciation right is exercised and (y) whichever of the following is applicable:

    (i) the highest per share price paid in any tender or exchange offer which is in effect at any time during the 90 calendar days preceding the exercise of the limited right;

    (ii) the fixed or formula price for the acquisition of shares of Common Stock in a merger or similar agreement approved by the Corporation's shareholders or Board, if such price is determinable on the date of exercise; and

    (iii) the highest price per share paid to any shareholder of the Corporation in a transaction or group of transactions giving rise to the exercisability of the limited right. In no event, however, may the holder of a limited stock appreciation right granted in tandem with a related Incentive Stock Option receive an amount in excess of the maximum amount which will enable the option to continue to qualify as an Incentive Stock Option without the consent of the Participant.

  (e) Limited stock appreciation rights are payable only in cash. General stand-alone stock appreciation rights are payable only in cash, unless the Committee provides otherwise at the time of grant. General stock appreciation rights granted in tandem with a related option are payable in cash, Common Stock or any combination thereof, as determined in the sole discretion of the Committee. Notwithstanding the foregoing, and to the extent required by Rule 16b-3 promulgated under Section 16(b) of the Exchange Act, a payment, in whole or in part, of cash upon exercise of a stock appreciation right may be made to an optionee who is an officer or director of the Corporation (within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder) only if (i) the right was granted at least six months prior to the date of exercise (except that in the event of the death or Disability of the optionee prior to the expiration of the six-month period, this limitation shall not apply) and (ii) the optionee's election to receive cash in settlement of the right and the exercise of the right are made (a) during the period beginning on the third business day following the date of release for publication of the quarterly or annual summary statements of sales and earnings of the Corporation and ending on the twelfth business day following such date, (b) six months prior to the date the stock appreciation right becomes taxable or (c) during the 90-day period from and after a Change in Control.

  (f) Unless otherwise provided by the Committee at the time of grant, the provisions of Section 8 relating to the termination of the service of a holder of an option shall apply equally, to the extent applicable, to the holder of a stock appreciation right.

10. Restricted Stock Awards

  (a) The consideration to be received for shares of Restricted Stock issued hereunder out of authorized but unissued shares or shares subsequently acquired by the Corporation shall be equal to cash in an amount equal to the par value thereof and past services for the Corporation. The recipient of Restricted Stock shall be recorded as a shareholder of the Corporation, at which time the Corporation, at its discretion, may either issue a Restricted Stock Certificate or make a book entry credit in the Corporation's stock ledger to evidence the award of such Restricted Stock, and the Participant shall have, subject to the provisions hereof, all the rights of a shareholder with respect to such shares and receive all dividends or other distributions made or paid with respect to such shares; provided, that the shares themselves, and any new, additional or different shares or securities which the recipient may be entitled to receive with respect to such shares by virtue of a stock split or stock dividend or any other change in the corporate or capital structure of the Corporation, shall be subject to the restrictions hereinafter described.

  (b) During a period of years following the date of grant, as determined by the Committee, which shall in no event be less than six months (the "Restricted Period"), the Restricted Stock or any rights thereto may not be sold, assigned, transferred, pledged, hypothecated or otherwise encumbered or disposed of by the recipient, except in the event of death or the transfer thereof to the Corporation under the provisions of the next succeeding paragraph. In the event of the death or Retirement of the recipient during the Restricted Period, such restrictions shall immediately lapse, and the recipient or, in the case of the recipient's death, his Designated Beneficiary, the legatee under his last will or his personal representative or distributee shall be free to transfer, encumber or otherwise dispose of the Restricted Stock. In the event of the Early Retirement at the Corporation's request of the recipient during the Restricted Period, such restrictions shall continue until they lapse in accordance with the terms of the grant.

  Except as provided in Section 10(c), in the event that, during the Restricted Period, the service of the recipient by the Corporation or one of its subsidiaries is terminated for any reason (including termination with or without cause by the Corporation or such subsidiary or resignation by the recipient), other than termination of service due to the Retirement, Early Retirement at the Corporation's request or death of the recipient, then the shares of Restricted Stock held by him shall be forfeited to the Corporation and the recipient shall immediately transfer and return to the Corporation the certificates, if any have been issued to him, representing all the Restricted Stock and the recipient's rights as a shareholder with respect to the Restricted Stock shall cease, effective with such termination of service. Notwithstanding the foregoing, the recipient's service contract with the Corporation may provide that upon termination of his service for other than cause or for good reason, all Restricted Stock shall cease to be subject to such restrictions.

  A recipient's rights to Restricted Stock may not be assigned or transferred except upon death by will, descent or distribution. In the event of any attempt by the recipient to sell, exchange, transfer, pledge or otherwise dispose of shares of Restricted Stock in violation of the provisions hereof, such shares shall be forfeited to the Corporation.

  (c) Notwithstanding the Restricted Period contained in the grant of Restricted Stock, in the event of a Change in Control (as defined in Section
2), all restrictions on shares of Restricted Stock shall immediately lapse and such Restricted Shares shall become immediately transferable and nonforfeitable.

  (d) Notwithstanding anything contained in the Plan to the contrary, the Committee may determine, in its sole discretion, in the case of any termination of a recipient's service, that the restrictions on some or all of the shares of Restricted Stock awarded to a recipient shall immediately lapse and such Restricted Shares shall become immediately transferable and nonforfeitable.

11. Stock Grant Awards

  (a) Each nonofficer employee of the Corporation is eligible to receive a grant of Common Stock as a stock bonus (i) at the end of each fiscal year or
(ii) if the employee terminates prior to year-end, at the time of termination. The number of shares to be granted shall be determined by setting a percentage of the employee's salary at the fiscal year-end or time of termination and dividing that amount by the price per share of the Common Stock or by any other method determined by the Committee. For this purpose, the price for the Common Stock shall be the Fair Market Value on the date of grant and each grant shall be for full shares only; any fractional shares resulting from this calculation shall be disregarded. The consideration to be received for shares of Common Stock issued under this Section 11(a) shall be cash in an amount equal to the par value thereof and past services for the Corporation.

  (b) In addition, each recipient of a stock grant under Section 11(a) may be granted a cash award at the time the shares are issued in an amount sufficient to offset the recipient's estimated tax liabilities arising from the issuance of the Common Stock under Section 11(a).

  (c) Determinations regarding eligibility for grants under Section 11(a), the amount of individual grants of Common Stock, the amount of the cash offset award, the interpretation of Section 11 and all other matters relating to the administration of Section 11 are within the sole discretion of the Committee.

12. Performance Unit Awards

  (a) Performance units which are awarded to a Participant shall have a "unit base value," expressed in dollars, determined by the Committee on the day on which the award is granted and generally determined to be the Fair Market Value of the Common Stock on such day. The performance units will also have a Payment Value at the end of the applicable Award Cycle contingent upon the performance of the Corporation and/or of such Participant's subsidiary, division or department during the Award Cycle. The performance measures may include, but shall not be limited to, cumulative growth in earnings per share or pretax profits, return on shareholders' equity, asset management, cash flow or return on capital employed. Such measures may be applied on an absolute basis or relative to industry indices and shall be defined in a manner which the Committee shall deem appropriate. For each performance unit awarded, the Committee shall determine the length of the Award Cycle, which shall be a period of not less than three fiscal years, and shall establish a Payment Schedule based upon the performance measures determined for such performance unit and the length of the Award Cycle, setting forth a range of Payment Values corresponding to performance levels targeted for the Corporation or such subsidiary, division or department. If during the course of an Award Cycle there should occur, in the opinion of the Committee, significant changes in economic conditions or in the nature of the operations of the Corporation or a subsidiary, division or department which the Committee did not foresee in establishing the performance measures for such Award Cycle and which, in the Committee's sole judgment have, or are expected to have, a substantial effect on the performance of the Corporation or of a Participant's subsidiary, division or department during such Award Cycle, the Committee may revise the Payment Schedule and performance measures formerly determined by it in such manner as the Committee, in its sole judgment, may deem appropriate except as otherwise provided in Section 12(l).

  (b) In determining the number of performance units to be awarded, the Committee shall take into account a person's responsibility level, performance, potential, cash compensation level and such other considerations as it deems appropriate.

  (c) Except as otherwise provided in Section 12(l), an award of performance units to a Participant shall terminate for all purposes if the services of the Participant for the Corporation or one of its subsidiaries ceases during the Award Cycle, except in the case of death, Disability or Early Retirement at the request of the Corporation, in which case (and provided that the Participant at the time of death, Disability or Early Retirement as aforesaid shall have maintained his employment or other qualifying relationship with the Corporation or one of its subsidiaries continuously during the period commencing on the date the award was granted and ending on the first anniversary thereof) the Participant will be entitled to payment (such payment to be made in accordance with the provisions of Section 12(d)) of the same portion of the Payment Value of the award the Participant would otherwise have been paid (such Payment Value, if any, to be determined at the conclusion of the applicable Award Cycle in accordance with the provisions of Sections 12(a) and 12(e) unless otherwise provided in Section 12(l)) as the portion of the Award Cycle during which the Participant maintained such relationship with the Corporation bears to the full Award Cycle. Under particular circumstances, the Committee may make other determinations with respect to Participants whose services do not meet the foregoing requirements, including the waiver of any of the requirements of this subsection (c) relating to periods of continuous service.

  (d) Except as otherwise provided in Section 12(l), unless the Committee otherwise determines, no payment with respect to performance units will be made to a Participant prior to the end of such Participant's Award Cycle; provided, however, that if a Participant should die during an Award Cycle and his award shall not have been terminated hereunder prior to his death, such Participant's Designated Beneficiary, the legatee under the Participant's last will, his personal representative or his distributee may elect instead, subject to the approval of the Committee, to have the pro rata portion of the Participant's Payment Value determined by the Committee as of the end of the year during which such Participant's death occurred, based upon application of the Payment Schedule to the part of the Award Cycle which shall have elapsed (for such purpose, the cumulative growth rate or improvement achieved in the applicable performance measures to the end of the fiscal year in which death occurs will be assumed to continue for the Award Cycle), in which event such pro rata portion shall be paid in cash or Common Stock, as provided in Section 12(g), as soon as practicable following such year (or in such number of installments as shall have been requested by the Participant and approved by the Committee) to such Participant's Designated Beneficiary or legal representative.

  (e) Except as otherwise provided in Section 12(d) in the case of death, or in Section 12(l) in the case of a Change in Control, a Participant's interest in any performance units awarded to him shall mature on the last day of the Award Cycle for such award. The Payment Value of a performance unit shall be the dollar amount calculated on the basis of the Payment Schedule applicable to such Award Cycle.

  (f) The total amount of Payment Value due a Participant at the conclusion of an Award Cycle shall be paid on such date following the conclusion of such Award Cycle as the Committee shall designate, except as specifically otherwise provided in the Plan; provided, however, that the Committee shall have authority, if it deems appropriate, to defer payment (in cash or in stock or both in specified percentages) of the Payment Value due a Participant if the Participant shall request the Committee to do so at any time prior to the last year of the Award Cycle for such award. In respect of awards made or to be made in one or more deferred installments in cash, interest shall be credited semiannually on each such award at a rate to be determined semiannually by the Committee, but in no event shall such rate be less than the average rate on 10-year AAA new industrial corporate bonds during each such semiannual period as calculated on the basis of the average of such rates for each calendar week ending during the period January 1 through June 30 and July 1 through December 31; provided that awards made during any such six-month period shall be credited on the basis of the average rate for that period; and provided further that installments paid during any six-month period shall be credited with interest on the basis of the average rate for the next preceding six-month period, in each case adjusted for the number of days such award was to be credited. Unless paid to the recipient of such award at the time credited, interest at the foregoing rate shall be credited on the interest so credited until so paid. The foregoing minimum interest rate for any award that is payable in one or more deferred installments under the Plan may not be modified without the prior written consent of the Participant.

  Whenever an award is made in one or more deferred installments in Common Stock, the Committee may determine that there shall be credited on such award an amount equivalent to the dividends which would have been paid with respect to such shares of Common Stock if they had been issued and outstanding. Such dividend equivalents shall be credited on the dividend record dates until certificates for such shares shall have been delivered to the recipient of such award or until such earlier date as the Committee may determine.

  Such interest and dividend equivalents shall be paid to the recipient of any such award in cash (or in property if the related dividend shall have been in property) at such time or times during the deferred period of such award or at the same time as the cash or shares of Common Stock to which such interest and dividend equivalents apply, all as the Committee shall determine. The Committee may also determine that any such dividend equivalents may be used to purchase additional shares of outstanding Common Stock (such shares to be valued for such purpose at Fair Market Value on the dividend record date) to be added to the shares of Common Stock covered by such award and held subject to the same terms and conditions, including provisions relating to the payment of amounts equivalent to dividends thereon.

  (g) Except as otherwise provided in Section 12(l), the Committee in its discretion may determine at the time of grant or at the end of the Award Cycle as to each Participant whether the payment of the Payment Value due a Participant shall be made (i) in cash, (ii) in shares of Common Stock (valued at the average Fair Market Value of the Common Stock for the five trading days immediately preceding the date of payment), or (iii) in a combination of cash and shares of Common Stock so valued.

  (h) If the payment of any award shall be deferred until after the termination of the services of the recipient by the Corporation or one of its subsidiaries, the cash or Common Stock covered by such award, together with any deferred interest or dividend equivalents thereon, shall be delivered in not more than 20 annual installments, commencing not later than the January 31 after such termination of services (or such other date as the Committee from time to time shall determine), all as the Committee may determine. If the payment of an award under the Plan is deferred, such payment thereafter may be accelerated so that such payment shall be made immediately or at such earlier time or in such less number of installments, in each case as the Committee may from time to time determine, but only with the prior written consent of the Participant.

  (i) A Participant to whom any award has been made shall not have any interest beyond that of a general creditor of the Corporation in the cash or Common Stock awarded, or in any interest or dividend equivalents credited to him until the cash has been paid to him or the certificates for the Common Stock have been delivered to him, as the case may be, in accordance with the provisions of the Plan.

  (j) In the case of the death of the recipient of an award, before or after the termination of his services, any unpaid installments of such deferred award shall pass to the Designated Beneficiary, the legatee under the Participant's last will, his personal representative or his distributee. Unpaid installments of a deferred award shall be paid either in the same installments as originally provided or otherwise as the Committee may determine in individual cases.

  (k) Subject to the provisions of Section 12(l), in any case in which payment of an award is to be made in Common Stock, the Corporation shall have the right, in lieu of delivering the certificate or certificates for any or all of the stock which would otherwise be deliverable to the Participant pursuant to the Plan, to pay to such Participant on the date on which such certificate or certificates would otherwise be deliverable an amount in cash equal to the Fair Market Value of such Common Stock on such date or dates as may be determined by the Committee, but not more than five trading days prior to such date, all as the Committee may determine in individual cases.

  (l) Anything herein to the contrary notwithstanding, in the event of a Change in Control, with respect to any unmatured performance unit awards which a Participant held immediately prior to such Change in Control, the Participant will be entitled to immediate payment in cash (unless payment of such performance unit awards shall be deferred in accordance with Section 12(f), in which event the amount provided to be payable by this Section 12(l) shall also be so deferred) in an amount equal to the value of such units determined in accordance with the Payment Schedule applicable to such awards, based on the cumulative, growth rate in the Corporation's reported earnings per share for all previously elapsed fiscal years, if any, included in the Award Cycles for such awards and the actual or presumed cumulative growth rate in the earnings per share for the balance of each Award Cycle, determined as follows: (i) if such Change in Control occurs prior to the completion of the first fiscal year of an Award Cycle, the cumulative growth rate to be utilized for the balance of the Award Cycle shall be the cumulative growth rate in the Corporation's earnings per share in the four fiscal years preceding the first year and (ii) if such Change in Control occurs during any subsequent fiscal year of an Award Cycle, the cumulative growth rate to be utilized for the balance of the Award Cycle shall be the cumulative growth rate of the preceding fiscal year(s) in that Award Cycle prior to the fiscal year in which occurs the Change in Control. In the event that a performance measure other than earnings per share is employed, similar adjustments shall be made for such holders of unmatured performance units. The Committee may in its discretion determine that such historical financial data are not appropriate or not available and may use the latest budgets, projections, forecasts or plans for the Corporation or its business units or subsidiaries. Except as expressly set forth in this Section 12(l), upon the occurrence of a Change in Control, no change(s) shall be made in the terms of any performance unit (including, without limitation, its unit base value, Payment Value or performance criteria) or in the underlying accounting assumptions or practices for purposes of determining the amount due thereunder, which change(s) would lessen the value of any performance unit to the holder thereof.

13. Withholding Taxes

  In connection with the transfer of shares of Common Stock as a result of the exercise of a Nonqualified Stock Option or stock appreciation right, the payment of performance units or the award of Restricted Stock or stock grants, the Corporation (a) shall not issue a certificate for such shares until it has received payment from the Participant of any Withholding Tax in cash or by the retention or acceptance upon delivery thereof by the Participant of shares of Common Stock sufficient in Fair Market Value to cover the amount of such Withholding Tax and (b) shall have the right to retain or sell without notice, or to demand surrender of, shares of Common Stock in value sufficient to cover any Withholding Tax. The Corporation shall have the right to withhold from any cash amounts due from the Corporation to the award recipient pursuant to the Plan an amount equal to the Withholding Tax. In either case, the Corporation shall make payment (or reimburse itself for payment made) to the appropriate taxing authority of an amount in cash equal to the amount of such Withholding Tax, remitting any balance to the Participant. For purposes of this Section 13, the value of shares of Common Stock so retained or surrendered shall be equal to the Fair Market Value of such shares on the date that the amount of the Withholding Tax is to be determined (the "Tax Date"), and the value of shares of Common Stock so sold shall be the actual net sale price per share (after deduction of commissions) received by the Corporation.

  Notwithstanding the foregoing, the Participant may elect, subject to approval by the Committee, to satisfy the obligation to pay any Withholding Tax, in whole or in part, by providing the Corporation with funds sufficient to enable the Corporation to pay such Withholding Tax or by having the Corporation retain or accept upon delivery thereof by the Participant shares of Common Stock sufficient in Fair Market Value to cover the amount of such Withholding Tax. Each election by a Participant to have shares retained or to deliver shares for this purpose shall be in writing and made on or prior to the Tax Date.

14. Transferability and Ownership Rights of Options, Stock Appreciation Rights and Performance Units

  No option or stock appreciation right granted or performance unit awarded under the Plan shall be transferable otherwise than pursuant to the designation of a Designated Beneficiary or by will, descent or distribution, and an option or stock appreciation right may be exercised, during the lifetime of the holder thereof, only by him. The holder of an option, stock appreciation right or performance unit award shall have none of the rights of a shareholder until the shares subject thereto or awarded thereby shall have been registered in the name of such holder on the transfer books of the Corporation.

15. Holding Periods

  In order to obtain certain tax benefits afforded to incentive stock options under Section 422 of the Code, an optionee must hold the shares issued upon the exercise of an incentive stock option for two years after the date of grant of the option and one year from the date of exercise. An optionee may be subject to the alternative minimum tax at the time of exercise of an incentive stock option. The Committee may require an optionee to give the Corporation prompt notice of any disposition in advance of the required holding period of shares of Common Stock acquired by exercise of an incentive stock option. Tax advice should be obtained when exercising any option and prior to the disposition of the shares issued upon the exercise of any option.

16. Adjustments Upon Changes in Capitalization

  Except as otherwise provided in Section 8(g) and Section 12(l), in the event of any changes in the outstanding stock of the Corporation by reason of stock dividends, stock splits, recapitalizations, mergers, consolidations, combinations or exchanges of shares, split-ups, split-offs, spin-offs, liquidations or other similar changes in capitalization, or any distribution to shareholders other than cash dividends, the Committee shall make such adjustments, if any, in light of the change or distribution as the Committee in its sole discretion shall determine to be appropriate, (i) in the number and class of shares or rights subject to options and stock appreciation rights and the exercise prices of the options and stock appreciation rights covered thereby, (ii) in the number of shares of Common Stock covered by a performance unit award for which certificates have not been delivered, any dividend equivalents to which deferred awards of Common Stock are entitled, and the performance measures established by the Committee under Section 12(a), and
(iii) the maximum number and class of shares or rights that may be subject to awards to any individual as set forth in Section 4. In the event of any such change in the outstanding Common Stock of the Corporation, the aggregate number and class of shares available under the Plan and the maximum number of shares as to which options may be granted and stock appreciation rights or performance units awarded and the maximum number of shares of Restricted Stock which may be awarded shall be appropriately adjusted by the Committee.

17. Amendment and Termination

  Unless the Plan shall theretofore have been terminated as hereinafter provided, the Plan shall terminate on, and no awards of performance units, stock appreciation rights, or Restricted Stock or options shall be made after, April 5, 2008; provided, however, that such termination shall have no effect on awards of performance units, stock appreciation rights, Restricted Stock or options made prior thereto. The Plan may be terminated, modified or amended by the shareholders of the Corporation. The Board of Directors of the Corporation may also terminate the Plan, or modify or amend the Plan in such respects as it shall deem advisable in order to conform to any change in any law or regulation applicable thereto, or in other respects; however, to the extent required by applicable law or regulation, shareholder approval will be required for any amendment which will (a) materially increase the total number of shares as to which options may be granted or which may be used in payment of performance unit awards or stock appreciation right awards under the Plan or which may be issued as Restricted Stock, (b) materially change the class of persons eligible to receive awards of performance units or Restricted Stock and grants of stock appreciation rights or options, or (c) otherwise require shareholder approval under any applicable law or regulation. The amendment or termination of the Plan shall not, without the consent of the recipient of any award under the Plan, alter or impair any rights or obligations under any award theretofore granted under the Plan.

18. Effectiveness of the Plan

  The Plan shall become effective on April 6, 1998. The Committee may in its discretion authorize the awarding of performance units and Restricted Stock and the granting of options and stock appreciation rights, the payments, issuance or exercise of which, respectively, shall be expressly subject to the conditions that (a) the shares of Common Stock reserved for issuance under the Plan shall have been duly listed, upon official notice of issuance, upon each stock exchange in the United States upon which the Common Stock is traded and (b) a registration statement under the Securities Act of 1933, as amended, with respect to such shares shall have become effective.

  Adopted by the Board on April 3, 1998, and approved by the Company's shareholders on April 3, 1998. The Board amended Section 3 (currently Section
5) of the Plan on June 8, 1998 to permit the Chief Executive Officer to grant options. Plan Amended and Restated on February 24, 1999. Shareholder approval
of Sections 3 and 4 obtained on               , 199  .

                                SONOSITE, INC.

           This Proxy is solicited by the Board of Directors for the Annual Meeting of Shareholders -- May 6, 1999

     The undersigned hereby appoint(s) Kevin M. Goodwin and Donald F. (Guy) Seaton III and each of them as proxies, with full power of substitution, to represent and vote as designated all shares of Common Stock of SonoSite, Inc. held of record by the undersigned on March 10, 1999 at the Annual Meeting of Shareholders of the Company to be held at the Woodmark Hotel, located at 1200 Carillon Point, Kirkland, Washington 98033, at 9:00 a.m. on Thursday, May 6, 1999, with authority to vote upon the matters listed below and with discretionary authority as to any other matters that may properly come before the meeting or any adjournment or postponement thereof.


(1)  APPROVAL OF AMENDMENT OF THE         FOR        AGAINST       ABSTAIN
     AMENDED AND RESTATED 1998            [ ]          [ ]           [ ]
     OPTION, STOCK APPRECIATION RIGHT,
     RESTRICTED STOCK, STOCK GRANT
     AND PERFORMANCE UNIT PLAN

                                                             WITHHOLD
                                                             AUTHORITY
(2)  ELECTION OF EIGHT DIRECTORS         FOR the          to vote for the
     Nominees: Kirby L. Cramer,          Nominees            Nominees
     Kevin M. Goodwin, Edward V.           [ ]                  [ ]
     Fritzky, Steven R. Goldstein,
     M.D., William G. Parzybok, Jr.,
     Jeffrey Pfeffer, Ph.D., Dennis
     A. Sarti, M.D., and Jacques
     Souquet, Ph.D.

     WITHHOLD for the following only: (write the name of the nominee in the space below)

______________________________________________________________________________

unless otherwise directed, all notes will be apportioned equally among those persons for whom authority is given to vote


               IMPORTANT--PLEASE DATE AND SIGN ON THE OTHER SIDE

     SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE SHAREHOLDER IN THE SPACE PROVIDED. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" ITEM 1 AND "FOR THE NOMINEES" IN ITEM 2.

     The Board of Directors recommends a vote "FOR" Item 1 and "FOR the Nominees" in Item 2.

                                       Date ___________________________________

                                       Signature(s) ___________________________

                                       Date ___________________________________

                                       Signature(s) ___________________________

                                       Please sign exactly as your name appears hereon. Attorneys, trustees, executors and other fiduciaries acting in a representative capacity should sign their names and give their titles. An authorized person should sign on behalf of corporations, partnerships, associations, etc. and give his or her title. If your shares are held by two or more persons, each person must sign. Receipt of the notice of meeting and proxy statement is hereby acknowledged.

                                       [ ]  I plan to attend the Annual Meeting


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